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                          STANDARD FORM OF STORE LEASE
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                     The Real Estate Board of New York, Inc.


         AGREEMENT OF LEASE, made as of this 29th day of January, 1996, between THE SOHO HOTEL COMPANY, L.P. a Delaware limited partnership having an address at 142 Greene Street, New York, New York 10012, party of the firs party, hereinafter referred to as "OWNER" or "LANDLORD". and GRACE HOLMES, INC., a Delaware corporation having an address at 115 Fifth Avenue, New York, New York 1003, party of the second part, hereinafter referred to as TENANT.

         WITNESSETH, Owner hereby leases to Tenant and Tenant hereby hires from Owner those premises (the "demised premises" or "Demised Premises") located on the ground floor and lower level indicated on Exhibit A attached hereto and made a part hereof, in the building known as 99 Prince Street in the Borough of Manhattan, City of New York, at the annual rental and for the term set forth in
Article 40 hereof.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent        1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy   2. Tenant shall use and occupy demised premises as set forth in
Article 44 below and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep windows and signs in a neat and clean condition.

Alterations:
3.  (INSERT 1)

Repairs:
4. (INSERT 2) If Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. (INSERT 3) (INSERT 4) Except as specifically provided in Article 9 or elsewhere in this leas, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. The provisions of this article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in article 9 hereof.

Window Cleaning:
5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:
6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant at Tenant's sole cost and expense, shall promptly comply with all present and future laws,

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                                INSERTS TO PAGE 1


1. (a) Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written approval in each instance, except as otherwise expressly permitted in this lease.

         (b) Only with Landlord's prior written approval in each instance (which approval shall not be unreasonably withheld, delayed or conditioned), Tenant may, from time to time during the term of this lease, at its sole expense, make alterations, additions, installations, substitutions and improvements in and to the interior of the demised premises that are not structural in nature, that do not result in, or require, an amendment to, or modification of, the certificate of occupancy for the Building, and that do not otherwise adversely affect the structural parts or integrity of the Building and do not adversely affect any of the Building's utilities, systems or services (other than those that exclusively serve the demised premises) (such alterations, additions, installations, substitutions and improvements being hereinafter referred to as "Nonstructural Changes"), as Tenant may consider necessary or desirable for the conduct of its business therein, on the following conditions:

                  (i) the outside appearance or structural integrity of the Building shall not be affected;

                  (ii) no part of the Building outside of the demised premises shall be altered, modified, or changed and no work will be performed thereon; and

                  (iii) the proper functioning of any of the mechanical, electrical, sanitary and other service systems of the Building that serve portions of the Building other than the demised premises, shall not be adversely affected, and the usage of such systems by Tenant shall not be materially increased.

         For the purposes of this Article, a "Decorative Change" shall mean a Nonstructural Change that is entirely decorative in nature and does not require the approval of any governmental or quasi-governmental authority (other than the New York City Landmarks Preservation Commission). Owner's approval shall be deemed given for all Decorative

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         Changes and Permitted Nonstructural Changes (as defined in subsection
         (f)(i) below), provided that, for each Decorative Change or Permitted Nonstructural Change the estimated cost of which is $25,000.00 (or more), at least ten (10) days prior to commencing any such Decorative Change or Permitted Nonstructural Change, Tenant gives to Owner a notice of Tenant's intention to perform such Decorative Change(s) or Permitted Nonstructural Change(s), which notice, to be effective, shall be accompanied by a reasonably detailed description of the Decorative Change(s) or Permitted Nonstructural Change(s) that Tenant intends to perform, the estimated commencement date and completion date of such Decorative Change(s) or Permitted Nonstructural Change(s), and the estimated cost thereof.

         (c) Tenant shall not make any alterations, additions, installations, substitutions, improvements or decorations (i) outside the demised premises; (ii) in or to the exterior of the demised premises; (iii) in or to the interior of the demised premises that are structural in nature or that otherwise affect the structural integrity or parts of the Building or that adversely affect any of the Building's utilities, systems or services that serve portions of the Building other than the demised premises, or (iv) which result in, or require, an amendment to, or modification of, the certificate of occupancy for the Building (such alterations, additions, installations, substitutions, improvements and decorations being hereinafter referred to as "Structural Changes"), without Owner's prior written approval in each instance, which approval may be withheld by Owner in its absolute and sole discretion.

         (d) Nonstructural Changes and/or Structural Changes (collectively, "Changes" and individually, a "Change") shall only be performed in accordance with and subject to, this Article and the other applicable provisions of this lease.

         (e) Before commencing any Change (except for Permitted Nonstructural Changes and Decorative Changes), Tenant, at its sole cost and expense, shall prepare and submit to Owner for Owner's approval, reasonably detailed plans and specifications therefor, which approval shall not be unreasonably withheld, delayed or conditioned for any Nonstructural Changes or Required Structural Changes (as defined in Article 6 below), that are described therein. If Owner fails to respond to Tenant's request for approval of any plans or specification (or revisions thereto) within ten

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         (10) business days after Owner's receipt thereof, same shall be deemed approved. The cost and expense reasonably paid by Owner in connection with the review of said plans and specifications (and all revisions thereto), and the inspection of the work in respect thereof, by Owner's architects, engineers and other consultants and professionals (such cost and expense being hereinafter referred to as the "Review and Inspection Cost") shall be reimbursed by Tenant to Owner (as Additional
         Rent) within thirty (30) days after Owner's demand therefor, which demand shall be accompanied by reasonably detailed invoices therefor. Notwithstanding the preceding sentence, Tenant shall not be obligated to pay any of the Review and Inspection Cost directly related to the Tenant's Work (as defined in Section 49.03 below), and the Review and Inspection Cost for all other Changes shall not exceed, for each submission of plans and specifications (including up to three (3) minor revisions thereto), $2,000.00 through the period ending on the fifth
         (5th) anniversary of the date next preceding the Commencement Date, $2,500.00 for the next five (5) period ending on the tenth (10th) anniversary of the date next preceding the Commencement Date, $3,000.00 for the next five (5) period ending on the fifteenth (15th) anniversary of the date next preceding the Commencement Date, and $3,500.00 for the next five (5) period (if any) ending on the twentieth (20th) anniversary of the date next preceding the Commencement Date. Such limitations on the Review and Inspection Cost payable by Tenant as provided herein shall apply separately to each submission of plans and specifications and shall include up to three (3) minor revisions thereto. Tenant hereby agrees that neither Owner's approval of plans or specifications, nor its inspection of such work, nor its right to inspect such work, shall impose upon Owner any obligation or liability whatsoever with respect thereto, including, without limitation, any obligation or liability that might arise as a result of such work not being performed in accordance with applicable laws and requirements or with the plans and specifications approved by Owner or otherwise. Owner may, as a condition of its approval, require Tenant to make revisions in and to the plans and specifications, and, if (i) the aggregate cost of the Changes for which Tenant is seeking approval, together with the cost of all other Changes (including Decorative Changes) not then completed and fully paid for, exceeds $100,000.00, and (ii) the named Tenant or a Related Entity (as defined in Section 61.15 below) is not the then Tenant under this lease, to post a

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         bond or other security reasonably satisfactory to Owner to insure the completion and payment of the Changes in question. To the extent that any Changes modify or otherwise change facts that would be revealed on "as-built" plans and specifications for the Demised premises, Tenant, at Tenant's sole cost and expense, shall promptly after the substantial completion of each such Change revise the Demised premises' "as-built" plans and specifications and deliver same to Owner.

                  (f) (i) For the purposes of this Article, a "Permitted Nonstructural Change" shall mean a Nonstructural Change (including a Decorative Change) that is not part of Tenant's Work, the cost of which, together with the cost of all other Changes that have not been completed and fully paid for, equals (or is less than) $100,000.00, and "MEP Changes" shall mean all portions of any Changes that relate to or affect the Building's or the demised premises' mechanical (including heating, ventilation and air-conditioning systems), electrical or plumbing systems, all of the foregoing systems being herein collectively referred to as the "MEP Systems." For the purposes of determining whether a Change can be classified as a "Permitted Nonstructural Change," Changes that are to be performed in stages or in phases, but are part of the same project, shall be deemed one (1) Change.

                           (ii)     With respect to the Tenant's Work:

                                    (A) Tenant shall not (1) use, employ or
         retain a general contractor or construction manager, or (2) use, employ or retain (or permit the use, employment or retention of) any mechanic, supplier, materialman or subcontractor for any MEP Changes that relate to or affect the MEP Systems that are entirely within the demised premises or for any other Structural Changes, that has not been first approved by Owner in writing, which approval shall not be unreasonably withheld, delayed or conditioned, Owner hereby agreeing that the fact that the contractor, mechanic, supplier, materialman or subcontractor in question is so-called "non-union" shall not be, by itself, a reason to withhold such approval;

                                    (B) For the MEP Changes that relate to or
         affect the MEP Systems that are outside the demised premises (regardless of whether or not such MEP Systems only service the demised premises), (1) Tenant shall use, employ and

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

         retain, as a construction manager, the construction manager used by Owner for work being performed on behalf of Owner in or to the Building, provided that the fee charged by such construction manager is no more than five (5%) percent of the cost of the work in question, and
         (2) Tenant shall use, employ and retain one (1) or more of the subcontractors, suppliers, materialmen and mechanics set forth on the list to be furnished to Landlord by Tenant, to the extent Landlord (in its sole, but good faith, discretion) has approved such list in writing; and

                                    (C) For all Nonstructural Changes (including
         Decorative Changes), Owner's approval shall not be required for the subcontractors, suppliers, materialmen or mechanics used, employed or retained by Tenant or Tenant's general contractor or construction manager.

                           (iii) With respect to all Changes after the substantial completion of all Tenant's Work:

                                    (A) Tenant shall not (1) use, employ or
         retain a general contractor or construction manager for a Nonstructural Change that is not a Permitted Nonstructural Change, or (2) use, employ or retain (or permit the use, employment or retention of) any mechanic, supplier, materialman or subcontractor for an MEP Change that relates to or affects an individual MEP System that is entirely within the demised premises and that costs, by itself, more than $25,000.00, or for any other Structural Changes, that has not (with respect to both clauses (1) and (2) of this subsection (A)) been first approved by Owner in writing, which approval shall not be unreasonably withheld, delayed or conditioned, Owner hereby agreeing that the fact that the contractor, mechanic, supplier, materialman or subcontractor in question is so-called "non-union" shall not be, by itself, a reason to withhold such approval;

                                    (B) For all Nonstructural Changes (including
         Decorative Changes), Owner's approval shall not be required for the subcontractors, suppliers, materialmen or mechanics used, employed or retained by Tenant or Tenant's general contractor.

                  (g) Before commencing any Change, Tenant shall, at its expense, obtain all permits, notices, approvals and certificates required by all governmental and quasi-governmental authorities (including, without limitation, the

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         Landmark's Preservation Commission) for the commencement and prosecution of such Changes, and, upon completion, for the final approval of such Changes, and shall cause Tenant's Changes to be performed in compliance therewith, as well as with all applicable laws and requirements of public authorities and all applicable requirements of insurance bodies, in a good and workmanlike manner, using new or "like new" materials and equipment. Provided that Tenant is substantially and materially observing, performing and complying with all of the terms, covenants and conditions in this lease with respect to Changes, Owner, at no cost or expense to Owner (other than de minimus cost and expense) shall cooperate with Tenant in obtaining such permits, notices, approvals and certificates. Copies of all such permits, notices, approvals and certificates shall be delivered to Owner before commencing such Changes, and upon the completion thereof, as the case may be.

                  (h) Throughout the performance of all Changes, Tenant shall, at its expense, carry, or cause to be carried, worker's compensation insurance in statutory limits and general liability insurance and personal and property damage insurance for any occurrence in or about the Building as set forth in Article 47 of this lease, as well as Owner's Protective Insurance, and Builder's Risk Insurance, in commercially reasonable coverage limits, as Owner may reasonably require. All such insurance policies shall name Owner and all agents of Owner, holders of superior mortgages and lessors under superior leases whose names have been furnished to Tenant, as parties insured. Tenant shall furnish Owner with satisfactory evidence that such insurance is in effect before the commencement of any Changes and, on request, at reasonable intervals thereafter during the continuance of the Changes. If any Changes shall involve the removal of any fixtures, equipment, or other property in the demised premises, such fixtures, equipment, or other property shall be promptly replaced (if appropriate), at Tenant's expense, with fixtures, equipment, or other property (as the case may be) of like utility and at least equal quality.

                  (i) Tenant shall use reasonable efforts to perform all Changes (and to have all Changes performed) so as to minimize interference with the use and operation of the balance of the Building, including, without limitation, the performance of work thereto by or on behalf of Landlord or any tenant or occupant thereof.

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

                  (j) (i) Owner and Tenant hereby acknowledge that Owner may be entitled to certain historic tax credits under the Internal Revenue Code and the regulations promulgated thereunder. In connection therewith, Owner and Tenant agree that in performing any Changes (including Tenant's Work) only the following events (individually, an "Historic Event") will be subject to the review process described below:

                           (A) Tenant utilizing more than 25% of the floor area of the ground floor and cellar portions of the demised premises for storage, offices and/or dressing rooms;

                           (B) Tenant covering or concealing any existing columns, column capitals or cased beams, except to the extent that Tenant's mechanical or utility systems will cross same, in which event Tenant may (without said review process) lower the ceiling and cover or conceal said columns, column capitals and/or cased beams to the extent necessary to accommodate such systems and to maintain consistency of Tenant's architectural design;

                           (C) Tenant altering or covering the existing window sills or window moldings; and/or

                           (D) Tenant not concealing any existing exposed brick, it being the agreement of the parties that except to the extent otherwise expressly provided in this paragraph (j), (1) Tenant, at Tenant's expense, and as part of Tenant's Work, shall conceal all existing exposed brick in all portions of the demised premises (other than the subcellar portion of the demised premises), (2) Tenant shall permit Owner, at Owner's expense, to conceal all existing exposed brick in the subcellar portion of the demised premises, but with no obligation on the part of Owner to do so, and (3) Tenant shall at all times during the term of this lease keep concealed all existing exposed brick in all portions of the demised premises, except in those portions of the subcellar portion thereof that Owner does not so coneal.

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

         (As used herein, the phrase "existing" shall refer to a condition that exists on the Substantial Completion Date of this lease).

                  (ii) If any proposed Change will result in one or more Historic Events, then Tenant shall submit a reasonably detailed description of the the portion of the Change in question to the historic preservation consultant designated by Owner, who initially shall be Higgins & Quasebarth (the "Historic Consultant"). The Historic Consultant shall, within the time periods set forth below and using its reasonable professional judgment, determine (with absolutely no recourse, warranty or representation) whether it is likely that the Historic Event(s) in question will result in a loss or denial (in whole or in part) of any said historic tax credits. If the determination is that no such loss or denial is likely, then Tenant may perform the Change in question as first proposed by Tenant, subject, however, to all of the other provisions of this Article 3. If the determination is that such a loss or denial is likely, then the Historic Consultant shall provide a reasonably detailed explanation therefor and, in cooperation with Tenant and Tenant's architect, and within ten (10) days of such determination, redesign the Historic Event in a manner that (A) will achieve substantially and materially the same construction and aesthetic objectives of Tenant, at the same or lesser cost and within the same or shorter time frames, and (B) is acceptable to Tenant, it its reasonable discretion.

                  (iii) The time periods for the Historic Consultant's aforesaid determination shall be as follows, commencing as of the Historic Consultant's receipt of Tenant's description: (A) if the Historic Event is part of Tenant's Work, then the time period shall be five (5) business days, and (B) if the Historic Event is not part of Tenant's Work, then the time period shall be ten (10) business days.

                  (iv) In the event the aforesaid time period is not satisfied or the redesign does not satisfy either or both of the aforesaid criteria, or if the Historic Consultant fails or refuses to make such determination, Tenant shall be permitted to perform the Change in question, subject, however, to all of the other provisions of this
         Article 3, regardless of its effect on Owner's historic tax credits.

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

                  (v) In the event that any historic tax credit be lost or denied by the Internal Revenue Service as a result of an Historic Event, despite the Historic Consultant's determination that such loss or denial was not likely, Tenant shall not be required to modify the Historic Event in question unless, to the reasonable satisfaction of Tenant, (A) Owner agrees to compensate Tenant for all costs and expenses associated with such modification, and (B) such modification achieves the same construction and aesthetic objectives of Tenant, with a time frame reasonably acceptable to Tenant.

                  (vi) Owner shall cause the Historic Consultant to be available at all reasonable times at Tenant's request to advise on matters relating to Historic Events. Furthermore, Owner shall pay for all fees, costs and expenses of the Historic Consultant and for all reasonable fees, costs and expenses of Tenant's architect, to the extent such architect's fees, costs and expenses are for revising the plans and specifications initially proposed by Tenant to reflect the Historic Consultant's suggestions.

                  (vii) For the purposes of this paragraph (j), "demised premises" shall be deemed to include the vault space which Tenant is permitted to use and occupy pursuant to Article 14 below, and all other space in the Building in or to which Tenant is permitted, pursuant to this lease or any other agreement, to use, occupy or perform Changes or other work.

                  (viii) Tenant acknowledges that the primary purpose of this paragraph (j) is to attempt to preserve Owner's historic tax credit, and, therefore, Owner, at any time, may elect not to require Tenant's cooperation or the redesign of an Historic Event or the revisions to the plans and specifications initially proposed by Tenant, as provided for in this paragraph (j), or to discontinue such cooperation, redesign or revisions. In such event, Owner shall be obligated to reimburse Tenant for the reasonable fees, costs and expenses of Tenant's architect for revising the plans and specifications initially proposed by Tenant to reflect the Historic Consultant's suggestions, as provided for in subparagraph (vi) above, to the extent incurred or paid.

                  (ix) Owner agrees that in connection with Owner's approval rights for Changes pursuant to any other provision of this Article 3 or any other provision of this lease or

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         the letter agreement referred to in Article 9 below, Owner shall not take into account said historic tax credits, Owner's only rights with respect to historic tax credits being those which are expressly set forth in this paragraph (j). Owner acknowledges that Tenant shall have no liability whatsoever to Owner or any other person or entity as to whether or not Owner obtains the benefit of any historic tax credit (including, without limitation, any denial or reduction of said historic tax credit).

2. (a) Subject to the provisions of Article 9 below, and except as otherwise expressly provided in Article 6 below, Owner shall maintain and repair in first-class condition and in compliance with any applicable Legal and Insurance Requirements (or cause the maintenance and repair) of all structural portions of the Building (both interior and exterior) (including the roof, floor slabs and all structural members of the Building), the Building's facade (excluding the demised premises' glass storefront windows) and the sidewalks immediately in front of the Building, except that such maintenance and repair obligation with respect to the portions of the Building outside the demised premises, the Building's facade and said sidewalks shall be limited to maintenance and repairs that are necessary to avoid any material and adverse interference with Tenant's use and occupancy of, and access to and from, the demised premises for the purposes expressly permitted under this lease. Owner shall also comply with (or cause the compliance with) all of the repair and maintenance obligations described in the special permit and Declaration (as modified) described in Section 44.04 below), except for repairs and maintenance to the demised premises' storefront windows and for repairs and maintenance which are the expressed obligation of Tenant under this lease. Notwithstanding anything contained in this lease which is, or may be deemed, to the contrary, (i) Tenant, as Additional Rent and within thirty (30) days after Owner's demand therefor, shall reimburse Owner for the cost and expense reasonably incurred by Owner (subject to the provisions of Article 48 below) to repair damage to any of the structural portions of the Building, the Building's facade or said sidewalks caused by the acts or omissions (other than ordinary use) of Tenant or any person or entity claiming by, through or under Tenant, and (ii) Owner shall have no obligation to maintain, repair or replace any Tenant's Work, Tenant's Property or Changes (as such terms are herein

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

         defined), including, without limitation, signs, or damage caused by the performance or installation thereof.

3.       and Article 47

4. (b) Except as otherwise expressly provided in Section 4(a) above, Tenant, at Tenant's sole cost and expense, shall take good care of all portions of the demised premises, all Tenant's Work, Tenant's Property and Changes, and all fixtures and equipment (including all machinery, wires, pipes and conduits) that service the demised premises exclusively, whether located in or outside the demised premises, and shall maintain all of the foregoing, and make all repairs thereto and replacements thereof, necessary to keep the demised premises and all of such fixtures and equipment in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire and casualty, condemnation, and the negligence or intentionally wrongful acts or omissions of Owner, or Owner's agents, employees or directors excepted. Any such damage caused by the negligence or intentionally wrongful acts or omissions of Owner, or Owner's agents, employees or directors shall (subject to the provisions of Article 48 below) be repaired by Owner.

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orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premise, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use under the lease). Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would. be (INSERT 1) then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article (INSERT 2) In any action or preceding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. (INSERT 3)

Sub-ordinance:
7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be selfoperative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgage, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination. Tenant shall execute promptly any (INSERT 4) certificate that Owner may request.

Tenants Liability Insurance Property Loss, Damage, Indemnity:
8. Owner or its agents shall not be liable for any damage to property of Tenant or of others (INSERT 5) to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the (INSERT 6) negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused (INSERT 7) by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease, (INSERT 8) Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees or licensees, of any covenant on condition of this lease, or the carelessness, (INSERT 6) negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by Counsel approved by Owner in writing, such approval not to be unreasonably withheld, (INSERT 9)

Destruction, Fire and Other Casualty:
9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally (INSERT 10) damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by the Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (INSERT 11) (d) If the demised premises are rendered wholly (INSERT 10) unusable or (whether or not the demised premises are damaged in whole or in part) if (INSERT 12) Owner shall decided to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be made more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (INSERT 13)
(e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasers' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.
(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that that provisions of this article shall govern and control in lieu thereof. (INSERT 14)

Eminent Domain:
10.

Assignment, Mortgage, Etc.:
11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance (INSERT 15). If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant (INSERT 16) collect rent from the assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of the Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:
12. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installation or interfere with the use thereof by other Tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:
13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, (INSERT 17) to examine the same and to make such repairs, replacements and improvements (INSERT 18) following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. (INSERT 19) Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are within the walls. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the

                               INSERTS TO PAGE 2

1. due to the manner of use of any portion of the demised premises by Tenant or any person or entity claiming by, through or under Tenant, or due to a default under any of the terms, covenants or conditions of this lease on Tenant's part to observe, perform or comply with or under any consent or approval given to Tenant pursuant to this lease,

2. or as a result of such manner of use or default, provided Owner furnishes Tenant with evidence from Owner's insurance carrier, broker or agent of such increase in insurance premium.

3. (a) For the purposes of this Article 6, a Structural Change, or a repair, that involves primarily a change, alteration, addition, installation, substitution, improvement and/or repair of or to a structural portion of, or materially affects the structural integrity of, the Building (including the demised premises), is hereinafter referred to as a "Limited Structural Change/Repair." Notwithstanding anything contained in Article 6 or in any other provisions of this lease which is, or may be deemed, to the contrary, (a) Tenant hereby acknowledges that neither Landlord, nor any person or entity on behalf of Landlord, has made any representation or warranty as to whether the demised premises or the Building comply with any of the laws, orders, regulation, directions, rules or regulations (collectively, "Legal and Insurance Requirements") described in the first sentence of Article 6 above, including, without limitation, the Americans with Disabilities Act and all laws relating to Hazardous Materials (as defined in Article 67 below), and (b) Tenant agrees that within the demised premises (including from the top of the structural floor slab, to the underside of the structural ceiling slab, and from the inside of all walls, and the entire entry into the demised premises), Tenant, at Tenant's sole cost and expense, shall be responsible for the compliance with all Legal and Insurance Requirements, regardless of whether the compliance involves or requires a Structural Change (a Structural Change that is required to be performed to comply with a Legal and Insurance Requirement being herein referred to as a "Required Structural Change"), a Nonstructural Change or any type of repair, and regardless of whether the Legal and Insurance Requirement is now in effect or becomes effective any time hereafter during the term of this lease, except that Tenant shall not be required to make any Limited Structural Change/Repair that is necessary to comply with a Legal and Insurance Requirement, except to the extent that Tenant (or any person claiming by, through or under Tenant) by its manner of use of the demised premises or method of operation therein, violated a Legal and Insurance Requirement.

                  (b) Owner shall comply with (or cause the compliance with) all Legal and Insurance Requirements that directly relate to the public portions of the Building and all other portions of the Building that Owner is expressly (under this lease) required to maintain and repair, to the extent the compliance therewith is necessary to avoid any material and adverse interference with Tenant's use and occupancy of, and access to and from, the demised premises for the purposes expressly permitted under this lease, and shall comply with all Legal and Insurance Requirements that require a Limited Structural Change/Repair in or to the demised premises, except for a Limited Structural Change/Repair that Landlord is not required to make pursuant to subsection (a) above. In addition, and notwithstanding anything contained in subsection (a) above to the contrary, Tenant shall not be obligated to cure any violations that are not caused by the acts or omissions of Tenant or any person or entity claiming by, through or under Tenant. Promptly after Owner's receipt of any notice of violation of any of the Legal and Insurance Requirements with which Owner is expressly under this Article 6 obligated to comply, Owner shall send a copy of such notice to Tenant.

4.       reasonable

5.       who claim to have entrusted such property

6.       intentionally wrongful act, default or

7.       by other tenants or persons

8.       as more particularly required under Article 47 below.

9. , Owner hereby approving counsel selected by Tenant's insurance carrier.

10.      or substantially

11. For the purposes of Sections (b) and (c) of this Article 9, Owner shall have no obligation to repair or restore any Tenant's Work, Tenant's Property or Changes, Landlord's repair obligation being limited to repairing to the condition of the Building on the date of this lease, as improved by the Landlord's Work.

12. 50% or more of the rentable area of the Building is damaged or destroyed and

13. If any of the events described in this Section (d) occur and Owner does not elect to terminate this lease as provided in this Section (d), then within such 90 day period, Owner shall deliver to Tenant a statement from a contractor, construction manager, architect or engineer, reasonably selected by (but not an employee of) Landlord, that sets forth such contractor's, construction manager's, architect's or engineer's good faith estimate as to when the repairs described in Section (b) above will be substantially complete. Such statement shall be without any representation or warranty on the part of, or recourse against, Owner or the person or entity that actually gives such statement. Notwithstanding anything contained in this Article 9 to the contrary, (x) if such contractor, construction manager, architect or engineer estimates that the repairs described in Section (b) above will be substantially complete more than one (1) year after the date of the fire or other casualty, or (y) if such contractor, construction manager, architect or engineer estimates that such repairs will be substantially complete within one (1) year after the date of the fire or other casualty, but such repairs have not actually been completed within one (1) year after the date of the fire or other casualty (which one (1) year period shall be extended by one (1) day (up to an additional ninety (90) days) for each day that Owner is delayed in substantially completing such repairs for any of the reasons described in Article 26 below), or (z) if any of the events described in this Section (d) occur during the last eighteen (18) months of the term of this lease (as such term may have been extended), then Tenant, as Tenant's sole right and remedy, may elect to terminate this lease by written notice to Landlord given within thirty (30) days after the date Tenant receives the statement described in clause (x) above, or within thirty (30) days after the expiration of the one (1) year period described in clause (y) above (as such one (1) year period may be extended as set forth in clause (y) above), or within thirty (30) days after the fire or other casualty if same occurs during the last eighteen (18) months of the term of this lease (as such term may have been extended), TIME BEING OF THE ESSENCE WITH RESPECT TO ALL OF SUCH DATES, in which event, the term of this lease shall expire as fully and completely on the date which is thirty (30) days after the date on which Tenant gives Landlord such notice, as if such date were the Expiration Date and Tenant shall forthwith quit, surrender and vacate the demised premises in accordance with the applicable provisions of this lease, without prejudice, however, to the obligations and liabilities of Landlord and Tenant which accrued through such date, and any Fixed Rental or Additional Rent owing shall be paid up to such date and any payments of Fixed Rental or Additional Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Notwithstanding anything to the contrary contained in this lease, if the lease is terminated pursuant to this Article 9, then Tenant shall be deemed to have irrevocably waived all unpaid portions of the Overtime Credit Amount, the Inventory Credit Amount, the HVAC Reimbursement and the Self-Help Reimbursement Cost (as such terms are hereinafter defined), and the Relocation Cost, the Reimbursement Cost, the Transportation Cost and the Employee Cost (as such terms are defined in that certain letter agreement of even date herewith between Owner and Tenant with respect to a portion of the subcellar of the Building) (and all accrued and unpaid interest thereon (if any)), but not the "cost of completing the Landlord's Work (as such term is defined in subsection 49.01(c) below), and Landlord shall be deemed to have irrevocably waived the right to recover all overpayments of the Overtime Credit Amount and the Inventory Credit Amount. If Tenant fails to give Landlord such notice in the manner and in the time period set forth above, then Tenant's right to terminate this lease shall be null and void, and of no further force or effect, and this lease shall continue in full force and effect, subject to the other provisions of this lease.

14. In addition, Owner shall not carry insurance on, and shall not be obligated or required to repair or rebuild, any of Tenant's Work, Tenant's Property or Changes.

15.      , as more particularly set forth in Article 61 below

16. , and after the giving of any required notice and the expiration of any required cure period,

17. upon reasonable prior oral or written notice to Tenant or to the manager or assistant manager of the demised premises,

18. which Owner, or any person or entity claiming by, through or under Owner, may be required or obligated to make under this lease or pursuant to applicable laws, or which Tenant is obligated to make under this lease or pursuant to applicable laws

19. Notwithstanding the foregoing, and except in an emergency (in which case, only reasonable (oral or written) notice under the circumstances shall be required), Owner shall not make any repairs, replacements, or improvements that Tenant fails to make unless (a) Owner has given Tenant the required notice for such default, and (b) the applicable cure period has expired.

right (INSERT 1) to enter demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary (INSERT 2) by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.

Vault, Vault Space, Area:
14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant. (INSERT 2A)

Occupancy:
15. Tenant will not at any time use or occupy the demised premises in violation of, Articles 2 or 37 hereof, or of, the certificate of occupancy issued for the building of which the demised premises are a part.

Bankruptcy:
16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (INSERT 3) as the debtor (INSERT 4) or (2) the making by Tenant (INSERT 5) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.
     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demise premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so relet during the term of reletting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:
17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than
Tenant: or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (Bankruptcy Code); then, (INSERT 6) in any one or more of such events, upon Owner serving (INSERT 7) the nature of said default and upon the expiration of said (INSERT 8), if Tenant shall have failed to comply with or remedy such default, or if the (INSERT 9) complained of shall be of a nature that the same cannot be completely cured or remedied within said (INSERT 10) day period, and if Tenant shall not have diligently commenced curing such default within such (INSERT 10) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written (INSERT 11) days notice of cancellation of this lease upon Tenant, and upon the expiration of said (INSERT 11) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such (INSERT 11) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided. (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; then and in any of such events Owner may without notice (INSERT 12) re-enter the demised premises (INSERT 13), and disposes Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and Waiver of Redemption:
18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration. (b) Owner may relet the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of the Owner to relet the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such (INSERT
14) expenses as Owner may incur in connection with reletting such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of reletting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to relet the demised premises, or in the event that the demised premises are relet, for failure to collect the rent thereof under such reletting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner (INSERT 15) from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws. (INSERT 16)

Fees and Expenses:
19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice (INSERT 17) perform the obligations of Tenant thereunder, and if Owner in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to (INSERT 14) attorney's fees, in instituting, prosecuting or defending any actions or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement (INSERT 18) to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages. (INSERT 19)

No Representations by Owner:
20. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter affecting or related to the premises except as herein

                              INSERTS TO PAGE 3

1. , upon reasonable prior oral or written notice to the manager or assistant manager of the demised premises,

2.       in an emergency

2A. Subject to the provisions of this Article 14, Owner hereby grants Tenant the exclusive permission to use and occupy the portion of the vault(s) appurtenant to the demised premises, substantially where shown in hatching on the second (2nd) page of Exhibit A hereto, for the term of the lease and for the purposes expressly permitted under Section
         44.01 of this lease, and for no other purpose. All such taxes, fees and charges payable through the date next preceding the Commencement Date shall be paid by Landlord, and twenty-five (25%) percent of all such taxes, fees and charges payable from and after the Commencement Date through the Expiration Date shall be paid by Tenant, the seventy-five (75%) percent balance thereof to be paid by Landlord. Tenant shall pay to Landlord, as Additional Rental and in addition to the Tax Payment (as hereinafter defined), such twenty-five (25%) percent payment within thirty (30) days after Landlord's demand therefor from time to time, which demand shall be accompanied by the corresponding bill from the municipal authority. Such use and occupancy shall be in accordance with, and subject to the provisions of this lease, as if such vault space were a part of the demised premises, except that (a) Tenant shall not be obligated to pay any Fixed Rental (as hereinafter defined) or Tax Payment with respect to such vault(s), (b) Tenant shall not directly or indirectly, or by operation of law, or otherwise, assign or otherwise transfer its rights to such vault(s) or permit any other person or entity to use such vault(s), except in connection with an assignment of this lease or a subletting of the demised premises pursuant to Article 61 below, (c) nothing contained in this Article 14 or elsewhere shall be deemed to grant Tenant (or any person claiming by, through or under Tenant), a leasehold interest in such vault(s), and (d) notwithstanding anything contained in this lease to the contrary, by virtue of the fact that such vault(s) are owned by a governmental authority (and not by Landlord) and Landlord has no control over whether or how Tenant may use or occupy such vault(s), all of Tenant's rights to use and occupy such vault(s), including Tenant's rights to make Changes, may not be permitted or may be subject to approvals, consents, terms and conditions not set forth in, or contemplated by, this lease, all of which Tenant hereby agrees to, to the extent it wants to use such vault(s). Tenant acknowledges that Owner has not made any representations or warranties whatsoever with respect to such vault(s), the use or occupancy thereof or the availability thereof. If, for any reason, Tenant is unable to use and occupy, and actually ceases to use and occupy, a portion of such vault space, the above mentioned percentages shall be adjusted accordingly, on a per square foot basis, during such times that Tenant does not use and occupy all of such vault space.

3. or any person or entity now or from time to time hereafter guaranteeing any obligation or liability of Tenant with respect to this lease or the demised premises (each of such persons or entities being hereinafter referred to as a "Guarantor")

4. which is not dismissed within ninety (90) days after the date of such filing if filed by a person or entity other than Tenant, any Guarantor or any person or entity controlled by, which controls, or is under common control with, Tenant or any Guarantor,

5.       or any Guarantor

6.       , except as otherwise expressly provided in Article 42 below,

7. upon Tenant a written ten (10) day notice for a default in the payment of any item of Fixed Rental or Additional Rent, or a written thirty
         (30) days notice for any other default (such other defaults being hereinafter referred to as "Non-Monetary Defaults"), specifying

8.       ten (10) day or thirty (30) day period, as the case may be,

9.       Non-Monetary Default

10.      thirty (30)

11.      five (5)

12.      , except to the extent required by law

13.      , as provided by law

14.      reasonable

15.      or Tenant

16. Subject to all of the applicable terms, covenants and conditions contained in this lease, including, without limitation, this Article 18, if on the date that this lease terminates under the provisions of
         Article 17, or on the date Landlord re-enters the demised premises under the provisions of Article 17, or on the date of the termination of this lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, as the case may be, but provided the then Tenant is the Tenant named herein, Landlord agrees that it shall not arbitrarily refuse to relet the demised premises (or portions thereof), provided that if there shall then be other space available for leasing or occupancy in the Building which is comparable to the demised premises (or such portions) Landlord shall in no way be required to relet the demised premises (or portions thereof) before or in lieu of such other space. However, nothing contained herein shall be deemed to require or obligate Landlord to re-let the demised premises (or any such portion) at a rental which is below the then fair market rental value for the demised premises (or such portions) or on terms (including, without limitation, a rent abatement, construction reimbursement or other concession or incentive) which, in Landlord's reasonable judgment, are not commercially reasonable, or to lease such space to a tenant which, in Landlord's reasonable judgment, (i) is not in keeping with the then standards of the Building, (ii) proposes to use such space for purposes other than as a first-class retail establishment, (iii) will violate any negative covenant as to use contained in any other lease of space in the Building, (v) is not a reputable person of good character or does not have sufficient financial worth considering the responsibilities involved, or (vi) otherwise is not commercially acceptable to Landlord.

17. , in the case of any emergency (in which case, only reasonable (oral or written) notice under the circumstances shall be required), or after the giving of any required notice and the expiration of any applicable cure period, in all other cases,

18. in reasonable detail (including evidence of the expenditure or incurrence of the obligation)

19. The interest referred to above shall be at an annual rate set forth in subsection 52.01(ii) below.

expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:
21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, (INSERT 1) Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease.

Quiet Enjoyment:
22. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:
23.

No Waiver:
24. The failure of Owner (INSERT 3) to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or (INSERT 4) of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt (INSERT 5) by owner (INSERT 3) of rent (INSERT 6) with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner (INSERT 3) unless such waiver be in writing signed by Owner (INSERT 3). No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept (INSERT 7) such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided (INSERT 8). No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:
25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding (INSERT 9)

Inability to Perform:
26. (INSERT 10) lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from doing by reason of strike or labor troubles, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or when, in the (INSERT 11) judgment of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alteration or improvements.

Bills and Notices:
27.  (INSERT 12)

Water Charges:
28.

Sprinklers:
29. (INSERT 13) elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a s sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partition, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alteration, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company. Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, charges, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

Heat, Cleaning:
30.

                                INSERTS TO PAGE 4

1. reasonable wear and tear, damage by fire or other casualty (except to the extent caused by Tenant or any person or entity claiming by, through or under Tenant) and items which are Landlord's expressed obligation under this lease to repair or restore, excepted and, subject to the provisions of Article 45 below,

2.       Intentionally omitted

3.       or Tenant

4. the failure of Owner to seek redress for violation of, or to insist upon the strict performance

5.       or payment

6.       or other charges

7.       and Tenant may make

8. , and without prejudice to Tenant's right to recover any excess payment or to exercise any other right or remedy it may have under this lease, at law or in equity

9. , provided that Tenant thereby waives no defense and does not lose the ability to assert such claim in a separate action or proceeding

10.      Except as otherwise expressly provided in this lease, this

11.      reasonable

12. Except as otherwise expressly permitted in this lease, all notices, demands, approvals, consents, requests and other communications which under the terms of this lease, or under any statute, must or may be given or made by the parties hereto, must be in writing, and must be made either (i) by depositing such notice in the registered or certified mail of the United States of America, return receipt requested, or (ii) by delivering such notice by a commercial courier, which courier provides for delivery with receipt guaranteed, addressed to each party as follows:

                  If to Landlord:   142 Greene Street
                                    New York, New York 10012
                                    Attention:  Mr. Andre Balasz

                  With a copy to:   Dreyer and Traub LLP
                                    101 Park Avenue
                                    New York, New York 10178
                                    Attention: Robert J. Ivanhoe, Esq.

                and to: Sonesta International Hotels Corporation
                        200 Clarendon Street
                        Boston, Massachusetts 02116
                        Attention: Peter J. Sonnabend, Esq.

                  If to Tenant:             115 Fifth Avenue
                                            New York, New York 10003
                                            Attention: Ms. Allison Westphal,
                                            Vice-President of
                                            Planning and Construction

                  With a copy to:   Goulston & Storrs
                                    400 Atlantic Avenue
                                    Boston, Massachusetts 02110-3333
                                    Attention: Carole Miner Schuman, Esq./
                                               J. Crew

                              and to: all Guarantors, at the address(es) set forth in the Guaranty(ies).

         All notices, demands, approvals, consents, requests and other communications shall be deemed to have been delivered (i) if mailed as provided for in this Section, on the date which is three (3) business days after mailing or (ii) if sent by commercial courier, on the date which is one (1) business day after dispatching. Either party may designate by notice in writing given in the manner herein specified a new or other address to which such notice, demand, approval, consent, request or other communication shall thereafter be so given or made. Notwithstanding the foregoing all Fixed Rental and Additional Rent statements, bills and invoices may be given by regular mail and Landlord shall be required to give only copies of default notices and termination notices to any person or entity other than Tenant.

13. Except as otherwise expressly provided in item 4 of Part A of Exhibit F hereto, anything

Security:
31.

Captions:
32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:
33. The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants, and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof), Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation Shoring:
34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, (INSERT 1) Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:
35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt (INSERT 2) Notice of any additional rules or regulations shall be given in such manner as Owner may elect (INSERT 3) In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Owner within (INSERT 4) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other Tenant and Owner shall not be liable to Tenant for violation of the same by any other Tenant, its servants, employees, agents, visitors or licensees.
(INSERT 5)

Glass:
36. (INSERT 6) shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises.

Pornographic Uses Prohibited:
37. Tenant agrees that the value of the demised premises and the reputation of th Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods shops, or as a sex club or any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublease or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law ss.235.00.

Estoppel Certification:
38.  (INSERT 8)

Successors and Assigns:
39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distriubtees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

A RIDER CONSISTING OF ADDITIONAL ARTICLES TO THIS LEASE IS ATTACHED HERETO.

                                INSERT TO PAGE 5


1.       , upon reasonable prior written notice to Tenant,

2. , and Tenant shall use its reassonable efforts to cause its visitors and invitees to observe faithfully, and comply strictly with all of such Rules and Regulations.

3. , but at least ten (10) days prior to the effective date thereof, which notice shall be accompanied by a copy of the further reasonable Rules and Regulations in question.

4.       thirty (30)

5. In the event of a conflict between the provisions of this lease and a Rule and Regulation, the provision of this lease shall prevail. All Rules and Regulations shall be enforced in a uniform and non-discriminatory manner.

6.       Tenant

7.       Intentionally omitted

8. Each party agrees, at any time and from time to time, as requested by the other party, upon not less than twenty (20) days' prior notice, to execute and deliver to the other a statement (a) certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and whether any options granted to Tenant pursuant to the provisions of this lease have been exercised,
         (b) certifying the dates to which the Fixed Rental and Additional Rent have been paid and the amounts thereof, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this lease, and, if so, specifying each such default of which the signer may have knowledge,
         (c) certifying the existence of any set-offs or defenses against the enforcement of any of the terms, covenants or conditions to be performed or complied with hereunder, and (d) whether the Commencement Date, Substantial Completion Date or Election Date (as such terms are hereinafter defined) have occurred (and if so, specifying such date(s)) and whether the Landlord's Work (as hereinafter defined) has been substantially completed or completed (and if so, specifying the dates of such substantial completion or completion, as to the entire

         Landlord's Work or portions thereof, or if not, which items of Landlord's Work have not been substantially completed or completed), it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing. In addition, each such statement shall contain such other information as shall be reasonably required by a prospective purchaser of the Building or by the holder or prospective holder of a superior mortgage or the lessor or prospective lessor of a superior lease, or by a prospective assignee of this lease or propspective subtenant of the demised premises or propspective transferee of the stock of Tenant.

                                 ACKNOWLEDGMENTS

RULES AND REGULATIONS ATTACHED TO AND
MADE A PART OF THIS LEASE
IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.

2.

3. The water and was closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.

4.

5.

6.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors.. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

8.

9.

10.

11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Owner's judgment to absorb and prevent vibration, noise and annoyance.

===============================================================================

                                      RIDER


           ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE

                         DATED JANUARY 29, 1996 BETWEEN

                   THE SOHO HOTEL COMPANY, L.P., LANDLORD, AND

                           GRACE HOLMES, INC., TENANT.


===============================================================================

40. RENTAL; TERM: Tenant covenants to pay to Landlord, at the address hereinbefore set forth or at such other address as Landlord shall designate, the following sums:

        40.01  a fixed rental ("Fixed Rental") at an annual rate of:

               (a) Eight Hundred Seventy-Five Thousand ($875,000.00) Dollars ($72,966.67 per month) for the period commencing on the Commencement Date (as such term is hereinafter defined) and ending on the day next preceding the third
(3rd) anniversary of the Commencement Date, both dates inclusive;

               (b) Nine Hundred Sixty-Two Thousand Five Hundred ($962,500.00) Dollars ($80,208.33 per month) for the period commencing on the third (3rd) anniversary of the Commencement Date and ending on the day next preceding the sixth (6th) anniversary of the Commencement Date, both dates inclusive;

               (c) One Million Fifty-Eight Thousand Seven Hundred Fifty ($1,058,750.00) Dollars ($88,229.17 per month) for the period commencing on the sixth (6th) anniversary of the Commencement Date and ending on the day next preceding the ninth (9th) anniversary of the Commencement Date, both dates inclusive;

               (d) One Million One Hundred Sixty-Four Thousand Six Hundred Twenty-Five ($1,164,625.00) Dollars ($97,052.08 per month) for the period commencing on the ninth (9th) anniversary of the Commencement Date and ending on the day next preceding the twelfth (12th) anniversary of the Commencement Date, both dates inclusive; and

               (e) One Million Two Hundred Eighty-One Thousand Eighty-Eight ($1,281,088.00) Dollars ($106,757.33 per month) for the period commencing on the twelfth (12th) anniversary of the Commencement Date and continuing thereafter throughout the remainder of the term of this lease, payable in equal monthly installments, in advance, without previous demand therefor and without any setoff or deduction whatsoever (except as otherwise expressly set forth in this lease), on the first day of each and every calendar month throughout the term of this lease, except that the first installment of Fixed Rental shall be paid on or before the Commencement Date and shall be prorated for partial months; and

        40.02 "Additional Rent" or "Additional Rental," consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord (for default in payment of which Landlord shall have the same remedies as a default in payment of Fixed Rental).

        40.03 The term of this lease shall commence on the date (the "Commencement Date") which is the earlier of (a) the Substantial Completion Date (as such term is defined in Article 49), but in no event earlier than April 1, 1996, and (b) the date (if any) on which Tenant gives to Landlord the Election Notice (as defined in Subsection 49.01(c)), and shall expire on the date (the "Expiration Date") which shall be the day next preceding the fifteenth (15th) anniversary of the Commencement Date (or the January 31st immediately following the day next preceding the fifteenth (15th) anniversary of the Commencement Date, if the day next preceding the fifteenth (15th) anniversary of the Commencement Date is between September 1 and January 31 and if the term of this lease has not been renewed pursuant to Article 55 below), or such earlier date upon which the term may cease or expire. In the event that the Commencement Date or Expiration Date shall not occur on the first day or last, respectively, of a calendar month, the monthly installment of Fixed Rental for such month shall be prorated.

        40.04 Landlord shall waive the right to collect Fixed Rental reserved under this Article 40 during the period (the "Free Rent Period") between the Commencement Date and the date which is 180 days after the Commencement Date, except that if the Commencement Date is the date on which Tenant gives to Landlord the Election Notice (as defined in Section 49.01(b) below), the Free Rent Period shall end on the date which is eight (8) months after the Commencement Date. If the last day of the Free Rent Period is not the last day of a calendar month, then the Fixed Rental payable for the calendar month in which such last day occurs shall be prorated. Notwithstanding anything contained in the preceding sentence to the contrary, the Fixed Rental abatement provided for in the preceding sentence shall be suspended during any time that this lease shall not be in full force and effect and during any time that Tenant shall be in default (after the giving of any required notice and the expiration of any required cure period) of any of the terms, covenants or conditions in this lease on Tenant's part to observe, perform or comply with. If any such default has occurred and Landlord accepts Tenant's cure after the expiration of the cure period, the Free Rent Period shall be reinstated so as to complete such 180 day or eight (8) month period, as the case may be.

        40.05 Landlord shall have the right to direct Tenant to pay, and Tenant hereby agrees to pay, all or any portion of the amounts due to Landlord under this lease to any entity or person designated by Landlord in a written notice to Tenant sent in the manner set forth in this lease and Tenant shall continue to make such payments to such designated party until Tenant receives a written notice from Landlord revoking such direction or designating a different entity or person or a different amount to be paid. Such designee shall have no further rights to such payment other than those Landlord shall have against Tenant and Tenant shall retain all defenses, offsets and counterclaims expressly set forth in this lease with respect to such payment.

41.     TAX ESCALATION:

        41.01  For the purpose of Sections 41.01-41.06:

               (a) "Taxes" shall mean all the real estate taxes or payments in lieu thereof, assessments, special assessments, sewer rents, sewer charges and all other charges, taxes, rents, levies and sums of every kind or nature whatsoever, extraordinary as well as ordinary, whether or not now within the contemplation of the parties, as shall during the term of this lease, be imposed or assessed by any governmental, public or quasi-governmental authority, upon the Building and the land (the "Land") on which the Building is located, and all taxes, assessments and charges levied, assessed or imposed upon the Building and the Land in lieu of, or in addition to, or in substitution for, the foregoing, under or by virtue of any present or future laws, rules, requirements, orders, directives, ordinances, or regulations of the United States of America, or of the State, County, Town, Borough, Village, or City government, or of any municipal bureau, department, or other lawful authority whatsoever. Notwithstanding the foregoing, for the purposes of calculating the Tax Payment (as hereinafter defined), the calculation of "Taxes" shall be based on the product of (x) the tax rate then in effect for the applicable Tax Year for the class of buildings in which the Building shall be classified, multiplied by (y) the actual assessed valuation of the Building and Land, without regard to any abatements, deferments, incentives or other means by which the actual assessed valuation may be reduced, andregardless of the fact that the Taxes payable by Landlord may be based on an assessed valuation or so-called "transitional" assessment that is less than said actual valuation. "Taxes" shall not include Landlord's income taxes, franchise taxes, unincorporated business taxes, inheritance taxes or estate taxes, except as expressly provided below. If at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as a substitute for the whole or any part of, or as an addition to (to the extent such addition is viewed by the real estate industry in the City of New York as a new or additional tax, assessment, levy, imposition, or charge on real estate or the improvements thereon and is customarily passed through to tenants pursuant to real estate tax escalation provisions of commercial leases) the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition or charge wholly or partially as capital levy or otherwise on the rents received therefrom, or (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Building and the Land, and imposed upon Landlord, or (iii) a license fee measured by the rents payable by Tenant to Landlord, or (iv) Landlord's income taxes, franchise taxes, unincorporated business taxes, inheritance taxes or estate taxes, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purposes hereof, as if the Building and the Land were Landlord's only real estate assets and the rents and other monies generated thereby were Landlord's only real estate income;

               (b)    "Base Tax Rate" shall mean $425,000.00;

               (c) "Tax Year" shall mean the fiscal year for which Taxes are levied by the governmental authority (the "Tax Authority"); and

               (d)    "Tenant's Proportionate Share" shall mean 18%.

        41.02 Tenant shall pay, as Additional Rent for each Tax Year occurring entirely or partially during the term of this lease, an amount equal to Tenant's Proportionate Share of the amount, if any, by which the Taxes for such Tax Year exceed the Base Tax Rate. (The amount payable by Tenant is hereinafter referred to as the "Tax Payment".) The Tax Payment shall be appropriately prorated, if necessary, to correspond with that portion of a Tax Year occurring within the term of this lease. The Tax Payment shall be payable by Tenant within thirty
(30) days after receipt of a demand from Landlord therefor, which demand shall be accompanied by a copy of the tax bill together with Landlord's computation of the Tax Payment. If the Taxes for any Tax Year are payable to the taxing authority on an installment basis, Landlord shall serve such demands upon, and the Tax Payment for such Tax Year shall be payable by Tenant, on a corresponding installment basis. Provided Tenant has paid the Tax Payment in accordance with this Article 41, Landlord shall pay the Taxes (which may, as more particularly described above, be less than the Taxes upon which the Tax Payment is based) for all Tax Years during which any portion of the term of this lease occurs, before the imposition by the Tax Authority of any late charges or penalties.

        41.03 Notwithstanding the fact that the Tax Payment is measured by an increase in Taxes, such Additional Rent shall be paid by Tenant as provided herein regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax exempt status or for any other reason whatsoever.

        41.04 Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the Taxes for any Tax Years. To the extent Landlord is successful in any such proceedings and obtains a refund in Taxes for any period that Tenant has made a Tax Payment that is the result of a reduction in the actual assessed valuation of the Land and/or the Building, Landlord shall promptly pay to Tenant Tenant's Proportionate Share of such refund that is attributable to such reduction, based on the actual amount of such refund, and not the amount of the Tax Payment (which Tax Payment, as more particularly described above, is not based on the Taxes payable by Landlord). Tenant shall pay to Landlord as Additional Rent and within thirty (30) days after Landlord's demand therefor, Tenant's Proportionate Share of the reasonable or customary third-party out-of-pocket costs and expenses incurred or paid by Landlord in connection with such proceedings or, at Landlord's option, Landlord may deduct such costs and expenses from the amount of any refund in Taxes to which Tenant is entitled pursuant to this Section 41.04.

        41.05 (a) Anything in this Article 41 to the contrary notwithstanding, in the event that the holder of any superior mortgage or the lessor of any superior lease (as such terms are defined in Section 51.01 below) shall require advance payments from the Landlord on account of Taxes, then Tenant will pay to Landlord Tenant's Proportionate Share of any amounts required to be paid in advance by Landlord with the holder of the superior mortgage or the lessor of the superior lease to the extent that such payments made by Landlord exceed the Base Tax Rate, but based on "Taxes" as calculated for the purposes of calculating the Tax Payment. Any payments to be made by Tenant under this
Section 41.05(a) shall be made at least ten (10) days prior to the date Landlord is required to make such payments to the holder of the superior mortgage or the lessor of the superior lease, but no more than thirty (30) days prior to such date;

               (b) Nothing contained in Sections 41.01 through 41.05 hereof shall reduce the Fixed Rental below the Fixed Rental initially set forth in
Section 40.01 hereof as same may be increased by provisions of this lease other than Sections 41.01 through 41.05.

42.     GUARANTY.

        42.01 Landlord and Tenant acknowledge that J. Crew Group, Inc. ("J. Crew") , as Guarantor (as such term is defined in Article 16 above) is contemporaneously with the execution and delivery of this lease by Tenant, executing and delivering to Landlord a guaranty of even date with this lease (the "Guaranty") with respect to this lease. It shall be a Non-Monetary Default under this lease (entitling Landlord to exercise any or all of its rights and remedies under this lease, at law or in equity) if any of the warranties or respresentations of J. Crew set forth in the Guaranty are false, incorrect or misleading in any material respect.

        42.02 Notwithstanding anything contained in Article 17 above to the contrary, if the then Tenant is neither the Tenant named in this lease (as of the initial execution hereof) nor a person or entity that is a Related Entity (as defined in Section 61.15 below) of the Tenant so named in this lease, then
(a) any default by Tenant (other than a default under Article 16 above) may be cured by any Guarantor, and Landlord hereby agrees to accept such cure by any Guarantor as if such cure were made by Tenant, and (b) the ten (10) day and thirty (30) day periods set forth in Article 17 above to cure such defaults shall be deemed extended (for Guarantors only, and not for Tenant) by five (5) days each to fifteen (15) days and thirty-five (35) days, respectively.

43.     ELECTRICITY.

        43.01 Tenant shall obtain and pay for Tenant's entire separate supply of electric current by direct application to and arrangement with the public utility company servicing the Building and shall arrange for the installation of its own electric meter with such utility company at Tenant's sole cost and expense. Landlord will permit Tenant to connect its feeders and wiring to the 800 ampere switch described in the Plans (as defined in Section 49.01 below) for Tenant's use and may use any existing conduit for Tenant's feeders and wiring from the electric switch to the Demised Premises.

        43.02 To the extent that any additional risers, feeders or other equipment or service that are proper or necessary to supply Tenant's electrical requirements in accordance with Section 43.01 above must be installed outside the demised premises, Landlord shall, promptly after the written request of Tenant, but provided Tenant is not then in default (after the giving of any required notice and the expiration of any required cure period) of any of the terms, covenants or conditions in this lease, at the sole cost and expense of Tenant (to the extent such costs and expenses have been approved and agreed to by Tenant, install such additional risers, feeders or other equipment or service, but only to the extent, in Landlord's sole judgment (which judgment shall not be arbitrarily or in bad faith exercised), the same will not damage any part of the Building or the demised premises or cause or create a dangerous or hazardous condition or unreasonably interfere with or disturb the operation of the Building or the other tenants or occupants of the Building, and only if Tenant has approved such costs and expenses in writing. Such costs and expense shall be paid by Tenant to Landlord, as Additional Rent, within thirty (30) days after Landlord's demand therefor, which demand shall be accompanied by invoices or other reasonable evidence of such costs and expenses. Notwithstanding anything in this Section which may be deemed to the contrary, all such installations that are to be made outside the demised premises that are in connection with Tenant's Work, and all such installations that are to be made inside the demised premises, shall be made by Tenant, at Tenant's sole cost and expense, but subject to, and in accordance with, Articles 3 and 45 and the other applicable provisions of this lease. In all cases, rigid conduit only will be allowed.

        43.03 Landlord shall not in anywise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements, except to the extent caused by the negligence or intentionally wrongful acts or omissions of Landlord or any of Landlord's employees or agents, but subject to the provisions of Article 48 below.

        43.04 Tenant agrees not to connect any additional electrical equipment of any type to the Building electric distribution system, beyond that on Tenant's approved plans for initial occupancy, without the Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. In no event shall Tenant use or install any fixtures, equipment or machines, the use of which in conjunction with other fixtures, equipment and machines in the Demised Premises would result in an overload of the electrical circuits servicing the Demised Premises or the Building.

        43.05 Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the then existing feeders to the Building or the risers or wiring installation. Tenant shall furnish, install and replace, as required, all lighting tubes, lamps, bulbs and ballasts required in the Demised Premises, at Tenant's sole cost and expense. All lighting tubes, lamps, bulbs and ballasts so installed shall become Landlord's property upon the expiration or sooner termination of this lease, excluding any of the foregoing which relate to the track lighting fixtures that are a part of Tenant's Property (as defined in Article 45 below).

44.     USE AND OCCUPANCY:

        44.01 Subject to and in accordance with all rules, regulations, laws, ordinances, statutes and requirements of all governmental authorities and the Fire Insurance Rating Organization and Board of Fire Insurance Underwriters, and any similar bodies having jurisdiction thereof, Tenant covenants and agrees that it shall use the Demised Premises solely for the operation of a retail store for sale to the public of men's and/or women's (and, at Tenant's option, children's) apparel, shoes, accessories and related items as sold in a majority of other J. Crew (non-outlet) retail stores (or which are not similar to, but are equal or better in quality, character and price point than, the merchandise sold in a majority of other J. Crew retail stores, including, without limitation, any items that are so equal or better that are sold through the "J. Crew" catalogues), and, at Tenant's option, the retail sale to the public of home furnishings, furniture and related accessories, and for no other purpose. For the purposes of this Section 44.01, "J. Crew" shall mean the permitted other names referred to in Section 53.10 below.

        44.02 Tenant covenants that Tenant will not use or suffer or permit any person to use the Demised Premises for any unlawful purpose and to obtain and maintain at Tenant's sole cost and expense all licenses and permits from any and all governmental authorities having jurisdiction of the Demised Premises which may be necessary for the conduct of Tenant's business thereon, including, without limitation, a temporary certificate of occupancy for the Building permitting the demised premises to be used for retail purposes (as more particularly provided in Section 49.03 below). Tenant further covenants to comply with all applicable laws, resolutions, codes, rules and regulations of any department, bureau, agency or any governmental authority having jurisdiction over the operation in, or occupancy, maintenance and use of, the Demised Premises for the purposes set forth herein, except to the extent Landlord may, expressly under this lease, be required to comply with same. Tenant will indemnify and save Landlord harmless from and against any claims, penalties, loss, damage or expense imposed by reason of a violation of any applicable law or the rules and regulations of governmental authorities having jurisdiction thereof relating to Tenant's use and occupancy, unless the obligation to comply with such law, rules or regulations shall be Landlord's obligations pursuant to the expressed provisions of this lease.

        44.03 At all times that Tenant is open for business and is not in default (after the giving of any applicable notice and the expiration of any applicable cure period), Landlord shall operate (or cause to be operated) the balance of the Building in a first-class manner, and shall not permit the occupancy thereof for any of the uses prohibited by Article 37 thereof or for an off-track betting establishment.

        44.04 Landlord represents to Tenant that attached hereto as Exhibits C and D (which by this reference are made a part hereof) are true and complete copies of the Resolution (C 910115 ZSM), duly adopted by the New York City Planning Commission on March 6, 1991 (Calendar No. 14), approving the application for the grant of a special permit (as more particularly set forth in said Resolution), and the Declaration made the 6th day of March, 1991 and referred to in said Resolution, as modified by a First Modification to Declaration dated May 8, 1991 and a Second Modification of Declaration made as of the 11th day of December, 1995, and that the special permit referred to in said Resolution and the said Declaration, as so modified, are in full force and effect. Tenant hereby acknowledges that it has actual notice of said special permit. Tenant hereby acknowledges and agrees that this lease and Tenant's rights hereunder, are subject to said Resolution and to said Declaration, as so modified. Tenant shall not violate any of the covenants, restrictions, agreements, terms or conditions of said Resolution or said Declaration, as so modified, and as said Resolution or Declaration may be modified or further modified. Provided Tenant, and all persons and entities claiming by, through or under Tenant, have not violated any of such covenants, restrictions, agreements, terms or conditions, Landlord shall maintain said special permit and Declaration, as so modified, in full force and effect, to the extent necessary to permit Tenant to use the demised premises for the purposes expressly permitted under this lease, but provided further that Tenant is in compliance with all of its obligations under this lease that are necessary to permit Tenant to use the demised premises for such purposes. In furtherance of such maintenance obligation, Landlord shall perform the maintenance and repair work with respect to said special permit and Declaration (as modified), that is described in Article 4 above. Promptly after Landlord's receipt of any notice of a violation of said Resolution or said Declaration, as modified, that relates to the interior or exterior of the demised premises, Landlord shall send a copy of such notice to Tenant.

45.     TENANT'S INSTALLATIONS:

        45.01 Notwithstanding anything hereinbefore contained to the contrary, provided Tenant complies with all Legal and Insurance Requirements (as defined in Article 6 above), and, provided further, Tenant is not in default (after the giving of any required notice and the expiration of any required cure period) under any of the terms, covenants and conditions of this lease, Tenant shall have the right, at its own cost and expense, but subject to the provisions of
Article 3 above, to install such new or re-conditioned, first class machinery, equipment and fixtures as may be required or desired by Tenant for the proper conduct of Tenant's business. Subject to the provisions of this Article, any and all movable machinery, equipment and fixtures installed by Tenant (sometimes herein referred to as "Tenant's Property") shall remain personalty notwithstanding the fact that it may be affixed or attached to the realty, and shall, during the term of this lease or any extension or renewal thereof, belong to and be removable by Tenant, provided that (i) Tenant shall remove said installations prior to the expiration of such term or the sooner termination thereof; and (ii) Tenant shall repair any damage caused by said removal and shall deliver the Demised Premises to Landlord in the same condition as upon the commencement of the term hereof, reasonable wear and tear, damage by fire or other casualty and items which are Landlord's expressed obligation under this lease to repair or restore, excepted. Prior to the expiration of the term or sooner termination thereof, Tenant shall, at its own cost and expense, remove from the Demised Premises all of Tenant's Property, except such items thereof as Tenant shall have expressly agreed in writing with Landlord are to remain and to become the property of Landlord, and Tenant shall repair any damage to the demised premises resulting from such removal.

        45.02 Tenant shall ascertain from Landlord, in a written request to Landlord, whether Landlord will require Tenant to have any non-movable fixtures, machinery and/or equipment permanently installed by Tenant, removed from the Demised Premises upon the expiration or sooner termination of the term of this lease. Tenant may request such determination from Landlord prior to the installation of any of the foregoing. Landlord's failure to respond to such request within ten (10) days after Landlord's receipt thereof shall be deemed Landlord's determination that the item(s) in question do not have to be so removed, provided the request expressly states that Landlord's failure to respond within such ten (10) day period will be deemed Landlord's determination that the item(s) in question do not have to be so removed. Unless, Landlord and Tenant, in writing, subsequently agree to the contrary, upon the expiration or sooner termination of the term of this lease, Tenant shall, at Tenant's sole cost and expense, remove the items that Landlord has required to be so removed and restore the Demised Premises with respect thereto, to the same condition as upon the commencement of the term hereof, reasonable wear and tear excepted. To the extent Tenant fails to ascertain whether Landlord will require such removal of any of the foregoing items, Landlord shall have the option to have Tenant so remove such item(s) upon the expiration or sooner termination of the term of this lease. All fixtures, machinery and equipment installed by Tenant, except those items which Landlord agrees are to remain in the Demised Premises and become the property of Landlord, remaining within the Demised Premises after the expiration of such term or sooner termination thereof and after Tenant is no longer in possession of the Demised Premises shall, at Landlord's option and upon at least ten (10) days' prior written notice to Tenant, either (i) become the property of Landlord, free of any claim by Tenant or any person claiming through Tenant, or (ii) be removed and disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. Machinery, fixtures, chattels, or equipment, if any, furnished or installed by Tenant, the cost of which is to be borne by Landlord, shall become the property of Landlord upon payment therefor by Landlord or reimbursement of Tenant by Landlord, as the case may be, and shall not be removed by Tenant. Tenant's obligations under this Article shall survive the expiration or sooner termination of the term hereof. Anything herein contained to the contrary notwithstanding, it is understood and agreed that all structural improvements made by Tenant in the Demised Premises shall be surrendered to the Landlord at the expiration of the term.

        45.03 Tenant acknowledges that the Building has been designated a historic landmark and/or is located in a historic district and as a result, Changes, including the installation of Tenant's Property, may be subject to the approval of various governmental or quasi-governmental departments and agencies. Tenant covenants and agrees that it will comply with all requirements of such departments and agencies in prosecuting all of the Changes and shall not commence any Changes until all required approvals are obtained and conditions contained therein are complied with, all as more particularly provided in Article 3 above.

        45.04 Tenant shall use Construction Consulting ("Landlord's Filing Architect") in connection with all filings and obtaining all permits, certificates and approvals required by governmental or quasi-governmental bodies with respect to all Tenant's Work (and Landlord's Work (to the extent Tenant performs same pursuant to subsection 49.01(c)below)), provided that the charges of Landlord's Filing Architect are comparable for similar services rendered for similar projects in New York City.

46.     SIGNS:

        46.01 In accordance with, and subject to, Article 3 of this lease and all applicable Legal and Insurance Requirements (including without limitation, the requirements of the New York City Landmarks Preservation Commission), Tenant shall have the right to install and maintain, at its sole cost and expense, (a) the sign described in Exhibit E hereto (which by this reference is made a part hereof) in each pane of glass comprising the storefront of the demises premises,
(b) one (1) perpendicular exterior "banner" sign that is consistent with the aesthetic of the balance of the Building, and (c) permanent interior signs, subject in the cases described in clauses (b) and (c) to Landlord's prior written approval, which shall not be unreasonably withheld delayed or conditioned, including, without limitation, approval as to materials, size, design location and (in the case of said banner sign ) as to the method of attachment to the Building and such consistency, and (b) temporary interior signs for which Landlord's approval shall not be required. Landlord's prior written approval shall be required for all other signs, which approval may be withheld for any good faith reason or be subject to the satisfaction of any good faith conditions. Tenant shall obtain and pay for all permits required therefor. Tenant expressly agrees that such signs shall not be installed on the Building until all approvals and permits are first obtained and copies thereof delivered to Landlord with evidence of payment for any fees pertaining thereto. Tenant agrees to pay all annual renewal fees pertaining to Tenant's signs.

        46.02 As used in this paragraph, the word "sign" shall be construed to include any placard, banner, flag, light or other advertising symbol or object irrespective of whether same be temporary or permanent but shall exclude menu boards.

        46.03 In the event Landlord or Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint or to make any other repairs, alterations or improvements in or upon the Premises or the Building wherein same is located, or any part thereof, the Landlord shall have the right to do so, provided the same be removed and replaced at Landlord's expense, whenever the said repairs, alterations or improvements shall have been completed, and upon Tenant's prior written consent (which shall not be unreasonably withheld or delayed) if the removal shall be for more than two (2) consecutive business days. During any time that any of Tenant's signs are so removed, Landlord, at Landlord's sole cost and expense, shall install and maintain a reasonable temporary sign, which shall be removed by Landlord, at Landlord's sole cost and expense, upon Landlord's replacement of the sign(s) so removed by Landlord. Landlord shall use commercially reasonable efforts (with no obligation to employ overtime labor or otherwise to pay a premium) to perform the work in question in a prompt and diligent manner so as to minimize the time that Tenant's signs are removed.

        46.04 Notwithstanding anything contained in this lease to the contrary, Tenant shall not be permitted to install any awnings without Landlord's prior written consent in each instance. If Landlord at any time desires to install awnings to portions of the Building other than the demised premises, then Landlord shall so notify Tenant, however, such notice to Tenant shall in no way obligate Landlord to install such awnings. If Tenant is so notified, then Tenant, at Tenant's sole cost and expense, may install one (1) or more awnings, as permitted by the applicable Legal and Insurance Requirements, to the exterior of the demised premises, provided that the awnings to be installed by Tenant are in accordance with the same specifications as the other awnings to be installed by Landlord, and, provided further that such other awnings are actually installed. If Tenant decides not to so install such awnings, then Landlord, at no cost to Tenant, may install such awnings. All awnings that are attached to the exterior of the demised premises that are installed by Tenant, shall be maintained, repaired and replaced (if necessary) by Tenant, at Tenant's sole cost and expense, and all awnings that are attached to the exterior of the demised premises that are installed by Landlord, shall be maintained, repaired and replaced (if necessary) by Landlord, at Landlord's sole cost and expense.

47.     INDEMNITY-LIABILITY INSURANCE:

        47.01 Tenant covenants and agrees to indemnify and save Landlord harmless from and against any and all claims made against Landlord by third-parties for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life in, upon or about the Demised Premises, except to the extent such damages, injury or loss of life are caused by the negligence or intentionally wrongful acts or omissions of Landlord or Landlord's employees or agents.

        47.02 Tenant covenants to provide (or cause to be provided) on or before the Commencement Date, and to keep in force during the term hereof, the following insurance coverage:

          (i) comprehensive general liability insurance against (A) all claims, demands or actions for injury to or death of person or property to the limit of not less than $5,000,000.00 per occurrence and/or in the aggregate, including independent contractors' coverage, with broad form endorsement, arising from, related to, or in any way connected with the use or occupancy of the Demised Premises, or caused by actions or omissions to act, where there is a duty to act, of Tenant, its agents, servants and contractors, or of any person or entity claiming by, through or under Tenant, and (B) all accidents occurring in or about the Demised Premises;

          (ii) worker's compensation, disability and such other similar insurance covering all persons that are performing Changes, and with respect to whom death or bodily injury claims could be asserted against Landlord or the Building; and


          (iii) fire and extended coverage, vandalism, malicious mischief, water damage and special extended coverage in an amount adequate to cover the cost of replacement of all personal property, fixtures, furnishing and equipment located in the demised premises or which exclusively services the demised premises and are located outside the demised premises, including all Tenant's Work, Tenant's Property, Changes and all items that are not the expressed responsibility of Landlord to insure under this lease.

All of said insurance shall be with commercially reasonable deductibles and shall provide that it shall not be subject to cancellation, termination or change (except for changes that increase coverage), except upon at least thirty
(30) days' prior written notice to Landlord. All liability insurance coverage shall cover Landlord, its agents and employees, and, to the extent names and addresses have been furnished to Tenant, the holders of all superior mortgages and the lessors under all superior leases as named additional insureds, all of whom shall be additional named insureds. All insurance policies shall be written by good and solvent insurance companies authorized to do business in the State of New York, and having a rating in A.M. Best's Guide of A-VII or higher (or a comparable or higher rating issued by another nationally recognized rating organization). Such insurance may be carried under a blanket policy covering the Demised Premises and other locations of Tenant, if any.

        47.03 Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least thirty (30) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policies or a certificate evidencing such insurance. Within ten (10) days after Landlord's request, Tenant shall also deliver to Landlord evidence of payment for the policy.

        47.04 Within thirty (30) days after Landlord's demand therefor, Tenant shall pay to Landlord, as Additional Rent, the amount charged by Landlord's insurance carrier, as evidenced by an invoice or bill furnished by Landlord's insurance carrier or insurance agent or broker, for Landlord's rent insurance, in an amount equal to the Fixed Rental and Additional Rent that would have been due under this lease for the twelve (12) month period following any casualty.

        47.05 Landlord covenants and agrees to indemnify and save Tenant harmless from and against any and all claims made against Tenant by third-parties for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life outside the demised premises (but on the Land or in the Building), except to the extent such damages, injury or loss of life are caused by the negligence or intentionally wrongful acts or omissions of Tenant or Tenant's employees or agents.

        47.06 Owner's sole obligation and liability with respect to maintaining insurance coverage on or with respect to the demised premises or the Building shall be to procure and maintain (a) fire and extended coverage, vandalism, malicious mischief, water damage and special extended coverage insurance on the Building (exclusive of foundations and footings and exclusive of all of the items described in subsection 47.02(iv) above), in an amount equal to the full replacement cost thereof, and (b) comprehensive general liability insurance in such form and amounts that are carried by prudent owners of buildings in New York City that are comparable to the Building. All of said insurance shall be with commercially reasonable deductibles and shall provide that it shall not be subject to cancellation, termination or change (except for changes that increase coverage), except upon at least thirty (30) days' prior written notice to Tenant. All liability insurance coverage shall cover Tenant, its agents and employees, all of whom shall be additional named insureds. All insurance policies shall be written by good and solvent insurance companies authorized to do business in the State of New York, and having a rating in A.M. Best's Guide of A-VII or higher (or a comparable or higher rating issued by another nationally recognized rating organization). Such insurance may be carried under a blanket policy covering the Building and other locations of Landlord, if any. At least thirty (30) days prior to the expiration of any such policy, Landlord agrees to deliver to Tenant either a duplicate original of the aforesaid policies or a certificate evidencing such insurance. Within ten (10) days after Tenant's request, Landlord shall also deliver to Tenant evidence of payment for the policy.

48.     WAIVER OF SUBROGATION:

        48.01 Each party hereby releases the other party (which term as used in this Article includes the employees, agents, officers and directors of the other party) from all liability, whether for negligence or otherwise, in connection with loss covered by any fire and/or extended coverage insurance policies, which the releasor carries with respect to the Demised Premises, or any interest or property therein or thereon (whether or not such insurance is required to be carried under this lease), but only to the extent that such loss is collected (or would have been collected had the required insurance been carried) under said fire and/or extended coverage insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies, or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies aforesaid will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the party for whose benefit the clause or endorsement is obtained shall pay such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other thereof of the amount of the extra cost, and the other party at its election may pay the same, but shall not be obligated to do so.

49.     LANDLORD'S WORK; AS-IS POSSESSION:

        49.01 (a) Landlord shall perform the work (hereinafter called "Landlord's Work") described in Exhibit F annexed hereto (which by this reference is made a part hereof), at Landlord's sole cost and expense (except as provided below), and shall "substantially complete" (as hereinafter defined) the same with reasonable dispatch. Landlord represents to Tenant that to the best of Landlord's knowledge, as of the date of this lease, Landlord has been issued all building permits that are necessary to perform to completion all Landlord's Work; provided, however, that such representation shall in no way be deemed a warranty or guarantee that said building permits will remain in effect. For all purposes hereof, Landlord shall be deemed to substantially complete Landlord's Work when the only items thereof remaining to be performed are so-called "punch-list" items, the non-completion of which do not materially interfere with the performance of the Tenant's Work or Tenant's use of the demised premises, and the "Substantial Completion Date" shall mean the date on which the Phase I Landlord's Work (as defined in said Exhibit F) is substantially completed. Landlord shall give Tenant at least thirty (30) days prior notice (a "Delivery Notice") of the date (the "Anticipated Delivery Date") on which Landlord anticipates the Substantial Completion Date to occur. Any discrepancy between the Anticipated Delivery Date and the actual Substantial Completion Date shall be of no consequence to Landlord. Within a reasonable period of time after the Commencement Date, Landlord shall complete all of such punch-list items not theretofore completed, and in so completing the such punch-list items shall use reasonable efforts to minimize interference with Tenant's Work.

               (b) If the Substantial Completion Date shall not have occurred by May 25, 1996 (which date, as used in this Section

49.01, shall be extended by the number of days that the Substantial Completion Date has not occurred by reason of any delays caused by Tenant or any person or entity claiming by, through or under Tenant (including, without limitation, Tenant's employees, agents and contractors) or for any of the reasons described in Article 26 above, provided, however, that such extension for any of the reasons described in said Article 26 shall not exceed ninety (90) days), then Tenant shall receive a credit against the Fixed Rental first payable under this lease after the Free Rent Period in the Overtime Credit Amount (as such term is defined in Subsection 49.01(e) below). No interest shall accrue or shall be payable on the Overtime Credit Amount.

               (c) (i) If the Substantial Completion Date shall not have occurred by July 11, 1996 (which date, as used in this Section 49.01) shall be extended by the number of days that the Substantial Completion Date has not occurred by reason of any delays caused by Tenant or any person or entity claiming by, through or under Tenant (including, without limitation, Tenant's employees, agents and contractors) or for any of the reasons described in
Article 26 above, provided, however, that such extension for any of the reasons described in said Article 26 shall not exceed ninety (90) days), then (A) Tenant shall receive a credit against the Fixed Rental first payable under this lease after the Free Rent Period, and in addition to the Overtime Credit Amount, the Inventory Credit Amount (as such term is defined in subsection 49.01(e) below, and (B) Tenant, at Tenant's election (but without any obligation so to do), may complete all of Landlord's Work (and not just the Phase I Landlord's Work). (No interest shall accrue or be payable on the Inventory Credit Amount.) To elect to complete the Landlord's Work, Tenant shall give Landlord notice thereof (the "Election Notice") within six (6) months after July 11, 1996 (as such date may be so extended) (TIME BEING OF THE ESSENCE). If Tenant so elects to complete the Landlord's Work, Tenant shall perform, complete and pay for same, promptly and with due diligence, and in accordance with the applicable provisions of this lease as if such performance and completion were a Change. If Tenant so elects to complete the Landlord's Work, then, as required by Sections (a), (b), (c) of
Article 3 above, Landlord's consent shall be deemed given for all Landlord's Work; contrary to the requirements of Section (e) of Article 3, Tenant shall not be required to pay for the preparation or review of the plans and specifications (if any) for the Landlord's Work; and Tenant shall not be required to revise the "as-built" plans and specifications for the Building to reflect the completion of Landlord's Work. Provided Tenant has commenced and is so performing the Landlord's Work, Landlord shall have no right to resume the completion of Landlord's Work. For the purposes of this subparagraph (c), the "cost of completing the Landlord's Work" shall equal the cost, to the extent reasonably incurred by Tenant, of so performing and completing the Landlord's Work pursuant to this subparagraph (c), and "Landlord's Work Reimbursement Notice" shall mean a notice in which Tenant sets forth, in reasonable detail, the items which comprise the cost of completing Landlord's Work.

        (ii)   Except as otherwise  expressly  provided in this subsection (ii),
(A) Landlord shall pay to Tenant the cost of completing the Landlord's Work on or before the date (the "Reimbursement Date") which is the later of (1) the date which is thirty (30) days after Landlord's receipt of the Landlord's Work Reimbursement Notice, and (2) the date next succeeding the Free Rent Period, and
(B) if Landlord fails to pay the cost of completing the Landlord's Work on or before the Reimbursement Date, Tenant shall receive a credit against the Fixed Rental first payable under this lease after the Free Rent Period an in addition to the Overtime Credit Amount and the Inventory Credit Amount, in the amount of the cost of completing the Landlord's

Work, plus interest accruing on the outstanding balance thereof, from the Reimbursement Date, at an annual rate of interest equal to two (2%) percent over the prime rate of Chase Manhattan Bank, N.A. (or its successor) during the period of repayment. Such credits shall be applied first against the cost of completing the Landlord's Work, and then against such interest. If Tenant performs any Landlord's Work in accordance with, and subject to, the provisions of this subparagraph (c), then the Landlord's Work Reimbursement Notice shall be conclusive and binding upon Landlord, unless within thirty (30) days after the later of (x) the date on which Landlord receives the Landlord's Work Reimbursement Notice, and (y) the date on which Landlord receives the bills, invoices, receipts and other information or documentation reasonably required by Landlord as hereinafter provided, Landlord shall notify Tenant that Landlord disputes the correctness thereof, specifying the particular respects in which the Landlord's Work Reimbursement Notice is incorrect. Tenant shall grant to Landlord reasonable access to Tenant's books and records for the purpose of verifying the cost of completing the Landlord's Work as set forth in the Landlord's Work Reimbursement Notice and shall, within thirty (30) days after Landlord's request therefor, submit to Landlord bills, invoices, receipts and any other information or documentation reasonably required by Landlord to verify the cost of completing the Landlord's Work as set forth in the Landlord's Work Reimbursement Notice. If Landlord and Tenant fail to settle such dispute within ninety (90) days after Landlord so notifies Tenant, such dispute shall be determined by arbitration pursuant to Article 68 hereof. Pending the settlement of such dispute by agreement between Landlord and Tenant or by arbitration as aforesaid, Landlord shall not be obligated to pay to Tenant the lesser of (1) $750,000.00, and (2) fifty (50%) percent of the portion of the cost of completing the Landlord's Work that Landlord has reasonably and in good faith disputed, and Tenant shall not be entitled to reduce the Fixed Rental with respect thereto. If as a result of such arbitration it is determined that the portion of the cost of completing the Landlord's Work paid by Landlord (or being paid by Landlord in the form of a Fixed Rental credit) is less than the amount owed by Landlord, then the underpayment (plus accrued interest at the rate set forth in this subsection (ii)) shall, at Landlord's option, be paid to Tenant within thirty (30) days after the arbitration decision is rendered and received by Landlord, or be added to the Fixed Rental credit. If as a result of such arbitration it is determined that the portion of the cost of completing the Landlord's Work paid by Landlord (or being paid by Landlord in the form of a Fixed Rental credit) is more than the amount owed by Landlord, then the overpayment, to the extent paid by Landlord (plus the interest thereon at the rate set forth in this subsection (ii)), shall be refunded by Tenant to Landlord within thirty (30) days after the arbitration decision is rendered and received by Tenant. To the extent such overpayment has not yet been paid by Landlord, the Fixed Rental credit shall be reduced by such overpayment, plus all interest that accrued on such overpayment.

               (d) If the Substantial Completion Date shall not have occurred by the last day of the six (6) month period described in clause (B) of subsection 47.01(c)(i) above, and Tenant has not given Landlord the Election Notice by the last day of such six (6) month period, TIME BEING OF THE ESSENCE, then Tenant shall be deemed to have irrevocably waived its right to any portion of the Overtime Credit Amount or the Inventory Credit Amount, or to complete the Landlord's Work, and this lease shall be deemed terminated effective on the last day of such six (6) month period, and Landlord and Tenant shall be relieved and released from all of their obligations and liabilities hereunder and this lease shall be deemed terminated and of no force or effect.

Notwithstanding the foregoing, the provisions of Article 54 of this lease shall survive such termination.

               (e)    For purposes of this Article 49:

        (i) The term "Overtime Credit Amount" shall mean the actual, direct, out-of-pocket cost paid by Tenant to its contractors or subcontractors for over-time labor and to accelerate fabrications, both pursuant to the terms of the contracts and subcontracts between Tenant and such contractors or subcontractors, respectively, in order to substantially complete Tenant's Work by December 10, 1996 (or, at Tenant's option, before December 10, 1996, but no earlier than October 10, 1996, but only to the extent that such overtime labor or acceleration is reasonably necessary to recoup lost construction time for Tenant that directly results from Landlord failing to substantially complete the Phase I Landlord's Work by May 25, 1996. After the substantial completion of Tenant's Work and Tenant's opening for business to the public, Tenant shall send to Landlord a written notice (the "Overtime Charge Notice") setting forth in reasonable detail the Overtime Credit Amount and Tenant's computation of the Tenant's Work, together with evidence of the normal charges to Tenant without any overtime charges, the rate by which overtime charges exceed normal charges on a contractor by contractor or subcontractor by subcontractor basis, and a certification by the relevant contractors and/or subcontractors of the amount of hours or other measurement to which such overtime rate shall be applicable. Tenant shall grant Landlord and cause Tenant's general contractor or construction manager to grant Landlord, access, upon prior notice, to its and their books and records to verify the information to be contained in the Overtime Charge Notice. If Landlord disputes Tenant's computation or any other information as set forth in the Overtime Charge Notice, it shall notify Tenant thereof within thirty (30) days after its receipt of the Overtime Charge Notice, and if Landlord and Tenant fail to agree on the Overtime Credit Amount within ninety (90) days after Landlord sends such notice of dispute to Tenant, either party may submit such dispute for determination by arbitration pursuant to the provisions of Article 68 hereof;

       (ii) The term "Inventory Credit Amount" shall mean a dollar amount per day during the period (the "Inventory Credit Period") commencing on July 11, 1996 (as such date may be extended pursuant to subparagraph 49.01(c)(i) above) and ending on the earlier of (A) the date next preceding the Substantial Completion Date, and (B) the date that is seventy-four (74) days after the first
(1st) day of such period, which dollar amount shall equal $3,250.00 per day for the first twenty-five (25) days of the Inventory Credit Period, $4,250.00 per day for the next twenty-five (25) days of the Inventory Credit Period, and $5,250.00 per day for the last twenty-five (25) days of the Inventory Credit Period, for a maximum Inventory Credit Amount of $318,750.00; and

      (iii) Pending the settlement of the dispute (if any) regarding the Overtime Credit Amount, by agreement between Landlord and Tenant or by arbitration as set forth in subsections (i) or (ii) above, the Fixed Rental credit to which Tenant would otherwise be entitled shall be reduced by fifty (50%) percent of the portion of the Overtime Credit Amount that Landlord has reasonably and in good faith disputed. If as a result of such agreement or arbitration it is determined that the Overtime Credit Amount, after taking into account such fifty (50%) percent reduction, is less than the amount owed by Landlord, then the deficiency shall be added to the Fixed Rental credit (without interest). If as a result of such agreement or arbitration it is determined that the Overtime Credit Amount, after taking into account such fifty (50%) percent reduction, is more than the amount owed by Landlord, then such excess shall be paid to Landlord (without interest, except to the extent not paid within the thirty (30) day period set forth below), to the extent same has already been credited against Fixed Rental) or shall reduce the Fixed Rental credit (to the extent that such excess has not been credited against the Fixed Rental). Such payment shall be paid to Landlord, as Additional Rent, within thirty (30) days after Landlord's demand therefor.

               (f) Except as otherwise expressly provided in this Section 49.01, Landlord shall have no liability to Tenant and Tenant shall have no rights or remedies in the event Landlord fails or is unable to substantially complete the Landlord's Work by any of the dates set forth in this Section 49.01 or in Exhibit F annexed hereto.

               (g) If any of the events or circumstances described in Article 26 of this lease occur, and Tenant, at no unreasonable cost, expense or material interference or inconvenience to Owner, can minimize or eliminate the delay caused thereby, Owner shall cooperate with Tenant in so minimizing or eliminating the delay that would otherwise be caused thereby.

               (h) Landlord shall use reasonable efforts to perform all Landlord's Work and all other work in or to the Building (and to have all Landlord's Work and such other work performed) so as to minimize interference with the use and operation of the demised premises.

        49.02 Tenant acknowledges that it has made a full and complete inspection of the Demised Premises and, except for the Landlord's Work, Tenant agrees to accept same on the Commencement Date subject to all violations (whether or not of record) to the extent that such violations do not materially interfere with the performance or completion of Tenant's Work, the issuance of the temporary certificate of occupancy described in Section 49.03 below, or the use or occupancy by Tenant of the demised premises for the uses expressly permitted under this lease, unless such violations resulted from the acts or omissions of Tenant or any person or entity claiming by, through or under Tenant, and in its present "as is" condition but, subject to any repair obligations expressly contained in this lease on Landlord's part to perform. Except as may otherwise be expressly set forth in this lease, Tenant acknowledges that Landlord, or Landlord's agent, has made no representations or promises in regard to the Demised Premises for the term herein demised. The taking of possession of the Demised Premises by Tenant for the term herein demised shall be conclusive evidence as against Tenant that the Demised Premises were in the condition required by this lease.

        49.03 All Changes that Tenant desires to perform to prepare the demised premises for its initial occupancy (such Changes being herein referred to as "Tenant's Work") shall be performed by Tenant, at Tenant's sole cost and expense (except as otherwise expressly set forth in Section 50.04 below), and in accordance with, and subject to Articles 3 and 45 and the other applicable provisions of this lease. In addition, Tenant, at Tenant's sole cost and expense and as part of Tenant's Work, shall install or provide for handicapped access to the demised premises (in compliance with applicable Legal and Insurance Requirements) and obtain a temporary certificate of occupancy for the Building that will permit the demised premises to be used for retail purposes. Landlord shall have no liability whatsoever, and Tenant's obligations and liabilities under this lease shall not be affected in any way whatsoever, in the event that Tenant is unable to obtain such temporary certificate of occupancy, unless such inability results from any default by Landlord of any of the terms, covenants or conditions in this lease on Landlord's part to observe, perform or comply with. To the extent that Landlord's default delays the issuance of such temporary certificate of occupancy, Tenant's sole right and remedy shall be a one (1) day extension of the Free Rent Period for each day that such issuance is so delayed, but only if Tenant has given Landlord prompt notice of such default and of Tenant's belief that such default is causing such delay. (For the purposes of clarification, such extension shall be in addition to the other Fixed Rental credits to which Tenant may be entitled pursuant to certain other expressed provisions of this lease.) Within five (5) business days after such temporary certificate of occupancy is issued, Tenant shall deliver the original thereof to Landlord. Thereafter, Landlord, at Landlord's sole cost and expense, shall extend or renew such temporary certificate of occupancy until such time (if ever) that a final certificate of occupancy for the Building is issued. Landlord and Tenant shall not (and each shall cause all persons and entities, claiming by, through or under Landlord and Tenant, respectively, not
to) violate any certificate of occupancy for the Building or commit or permit anything to be done that would prevent the extension or renewal of such temporary certificate of occupancy.

50.     HEATING, VENTILATING AND AIR-CONDITIONING:

        50.01 The Demised Premises shall be serviced by one or more separate heating, ventilating and air-conditioning systems and/or units (collectively, the "HVAC Unit"), to be installed by Tenant, at its expense. The HVAC Unit and all facilities, equipment, machinery and ducts installed in connection therewith shall be operated by Tenant at Tenant's sole cost and expense. The HVAC Unit and all facilities, equipment, machinery and ducts installed in connection with the HVAC Unit shall be installed solely within the Demised Premises, except for the chiller equipment for the HVAC Unit and the boiler equipment for the HVAC Unit, which shall be installed, respectively, on the roof of the Building and in the subcellar of the Building, in locations to be reasonably designated by Landlord. To the extent the HVAC Unit and any such facilities, equipment, machinery and ducts are so installed outside the demised premises, Landlord shall grant Tenant access (or cause Tenant to be granted access) to such areas outside the demised premises, upon prior reasonable notice to Landlord and at reasonable times, for the sole purpose of installing, maintaining, repairing or replacing, if necessary, the HVAC Unit or such facilities, equipment, machinery or ducts, provided that Tenant uses reasonable efforts, both in the manner in which such work is performed and in the times such work is performed, to minimize interference with the use and occupancy of the Building by others. As a condition to such access, Tenant hereby agrees that Landlord may require that regular or normal maintenance and repairs (as opposed to emergency repairs)be performed only between the hours of 9:00 A.M. and 5:00 P.M. on business days. In addition to all of Landlord's other rights and remedies, in the event that any such work unreasonably interferes with the use and occupancy of the Building by others, Landlord may notify Tenant thereof (either orally or in writing), in which event Tenant shall immediately stop such work, until same can be performed in a manner and at such times that will not result in such unreasonable interference. All facilities, equipment, machinery and ducts installed in connection with the HVAC Unit shall (a) be installed in accordance with, and subject to, Articles 3 and 45 and the other applicable provisions of this lease, and (b) to the extent installed outside the demised premises, comply with Landlord's reasonable requirements as to installation, maintenance, repair and operation.

        50.02 Tenant shall, at its expense, properly and continuously maintain, repair and cause any and all replacements of the HVAC Unit and all facilities, equipment, machinery and ducts installed in connection therewith. Tenant's obligation to maintain the HVAC Unit shall include, but not be limited to, the periodic cleaning and/or replacement of filters, replacement of fuses and belts, the calibration of thermostats and all startup and shut down maintenance of the HVAC Unit. Such maintenance obligations shall be performed throughout the term of this lease, on Tenant's behalf, by a reputable air-conditioning maintenance company engaged by Tenant at its expense. In the event Tenant shall fail to engage an air-conditioning maintenance company as aforesaid, and such failure shall continue for thirty (30) days after notice of such failure is given to Tenant, then, notwithstanding anything contained in this lease which may be deemed to the contrary, and in addition to all of Landlord's other rights and remedies, Landlord may (but shall not be obligated to) perform such maintenance and/or engage an air-conditioning service company at Tenant's expense to perform the aforesaid maintenance to the HVAC Unit, and Tenant shall pay as Additional Rental hereunder, within fifteen (15) days after Landlord's demand therefor, all expenses incurred by Landlord in connection therewith, which demand shall be accompanied by reasonable substantiating evidence of such expenses. All electricity used in connection with the operation of the HVAC Unit and all blowers, fans, chilling equipment and other facilities and equipment utilized in connection therewith shall be supplied subject to, all of the terms, covenants and conditions contained in Article 43 hereof. Tenant shall surrender the HVAC Unit and all repairs, additions and replacements thereto and thereof to Landlord in good working order and condition on the expiration or sooner termination of this lease.

        50.03 Landlord shall permit Tenant to obtain fresh air intake from the Building's exterior louvre intake ducts installed and designated by Landlord and all connections thereto shall be at Tenant's sole cost and expense and subject to the provisions of Articles 3 and 45 hereof.

        50.04 (a) Landlord agrees to pay to Tenant, as hereinafter provided, an amount (the "HVAC Reimbursement") equal to the lesser of (i) $173,856.00 and
(ii) the costs actually paid by Tenant to purchase and install the HVAC Unit.

               (b) The HVAC Reimbursement shall be paid by Landlord to Tenant within thirty (30) days after the following conditions have been met:

       (i) The HVAC Unit has been installed substantially in accordance with the plans and specifications theretofore approved by Landlord, and otherwise in accordance with, and subject to, all of the applicable provisions of this lease;

       (ii)      The   Commencement   Date  shall  have  occurred  (unless  the
Commencement Date is based on the giving of the Election Notice in which event the condition of this subsection (ii) shall be that the Free Rent Period has expired);

       (iii) Tenant is not in default of any of the terms, covenants or conditions of this lease on Tenant's part to observe, perform or comply with; and

        (iv)     Tenant   shall  have   submitted   to   Landlord,   upon  such
completion of such installation, the following:

         (w) contractors' paid receipted invoices for all work done, and for all materials and supplies furnished in connection with such installation;

         (x) a certificate from Tenant's architect certifying that such installation has been fully completed, and was performed and completed substantially in accordance with the plans and specifications theretofore approved by Landlord ;

         (y) lien waivers and general releases from each contractor, and subcontractor that performed work in connection with such installations, to the extent of the amount paid to such parties, and affidavits, in form and content reasonably satisfactory to both Landlord and Tenant, from each such contractor and subcontractor, to the effect that such party has been paid in full for all of such work; and

         (z)    a written request for the HVAC Reimbursement.

      (c) If Landlord fails to pay the HVAC Reimbursement within said thirty
(30) day period, then, in addition to any other reductions of Fixed Rental to which Tenant is expressly entitled under this lease, the next succeeding monthly installments of Fixed Rental payable under this lease (after the aforesaid other reductions, if any) shall be reduced by the then outstanding balance of the HVAC Reimbursement, plus interest thereon at the fluctuating annual rate described in subsection 52.02(b)(ii) (but not to an amount which is less than one ($1.00) dollar per month) until such time as, and to the extent that, the amount of Fixed Rental that would have been payable under this lease (but for such reduction) equals the HVAC Reimbursement. Such reductions shall be applied first against the outstanding balance of the HVAC Reimbursement, and then against such interest.

        50.05 Tenant hereby acknowledges that except for the freight elevator service described in Article 60 below and for permitting Tenant to obtain fresh air intake pursuant to Section 50.03 above, Landlord is not obligated to provide Tenant or the demised premises with electricity, gas, water, heat, ventilation, air-conditioning, elevator or any other service or utility.

51.     NOTICE TO LESSORS AND MORTGAGEES; ATTORNMENT:

        51.01 In the event of any default by Landlord that would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such default to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing and (ii) unless such default shall be one that is not capable of being remedied by Landlord or such holder or lessor within ninety (90) days after such holder's or lessor's receipt of such notice , until a reasonable period for remedying such default shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this lease or otherwise, after similar notice, to effect such remedy), provided that, within such ninety (90) day period, such holder or lessor shall give Tenant written notice of its intention to remedy such act or omission and shall, with due diligence, commence and continue to do so to completion. For the purposes of clarification, this Section 51.01 shall not apply to the termination of this lease pursuant to subsection 49.01(d) above. The leases to which this lease is subject and subordinate pursuant to Article 7 hereof are hereinafter sometimes referred to as "superior leases" and the mortgages to which this lease, is subject and subordinate pursuant to Article 7 hereof are hereinafter sometimes referred to as "superior mortgages".

        51.02 If the lessor of a superior lease or the holder of a superior mortgage shall succeed to the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or deed or pursuant to the terms thereof, then, at the request of the party so succeeding to Landlord's rights (herein sometimes called the successor landlord) and upon such successor landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Upon such attornment, this lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and Tenant, upon all of the terms, conditions and covenants as are set forth in this lease and shall be applicable after such attornment, except that the successor landlord shall not:

        (i) be liable for any previous act or omission of Landlord under this lease, except for acts or omissions in breach of Landlord's obligations hereunder, with respect to which acts or omissions such successor landlord shall not be relieved of its obligations from and after the date on which it shall succeed as Landlord hereunder;

       (ii) be subject to any offset, not expressly provided for in this lease, that shall have theretofore or thereafter accrued to Tenant against Landlord; or

       (iii) be bound by any previous modification of this lease, not expressly provided for in this lease, or by any previous prepayment of more than one month's Fixed Rental or any Additional Rent then due (except for monthly payments on account of Additional Rent required or permitted hereunder), unless such modification or prepayment shall have been expressly approved in writing by the lessor of the superior lease or the holder of the superior mortgage through, or by reason of which, the successor landlord shall have succeeded to the rights of Landlord under this lease.

        51.03 (a) Notwithstanding anything contained in this Article 7 to the contrary, but provided that the Tenant named herein or a Related Entity (as defined in Section 65.15 below) is the then Tenant hereunder, and such Tenant then occupies for its own account at least seventy-five (75%) percent of the rentable area of the demised premises, this lease shall not be subject and subordinate to a superior mortgage or to a superior lease unless Landlord obtains and delivers to Tenant a Subordination, Non-Disturbance and Attornment Agreement (hereinafter referred to as an "SNDA") for the benefit of Tenant from the holder of such superior mortgage and from the lessor under such superior lease, which SNDA shall be in form and content then utilized by such holder or lessor, but which shall contain, in substance, clauses (i), (ii) and (iii) of
Section 51.02 above and an agreement from the holder of a superior mortgage or lessor under a superior lease, for the benefit of Tenant, to the effect, inter alia, that as long as Tenant is not in default in the payment of Fixed Rental or Additional Rent or any other term, covenant or condition of this lease, beyond any applicable notice and cure period and provided Tenant attorns to such holder or lessor under the terms and provisions of this lease, (1) Tenant's rights as Tenant hereunder shall not be affected or terminated, (2) its possession of the demised premises shall not be disturbed, (3) no action or proceeding shall be commenced to remove or evict

Tenant, and (4) this lease, shall at all times, continue in full force and effect notwithstanding the foreclosure of the superior mortgage (or deed-in-lieu thereof) or the termination or expiration of the superior lease prior to the expiration or termination of this lease. Notwithstanding anything contained in this subsection (a) to the contrary, if Landlord is unable to obtain or deliver to Tenant an SNDA for the benefit of such Tenant because such Tenant is in default under this lease, then this lease shall nevertheless be subject to all superior mortgages and to all superior leases.

               (b) If the Tenant named herein or a Related Entity is not the then Tenant, then this lease shall be subject and subordinate to all prospective superior mortgages and all prospective superior leases, as more particularly provided in Article 7 above and in this Article 51, even if Landlord has not obtained or delivered an SNDA for the benefit of Tenant from any such holder or lessor despite using its best efforts, as hereinafter provided. Notwithstanding the foregoing, but provided such Tenant then occupies for its own account at least seventy-five (75%) percent of the rentable area of the demised premises, and Landlord has not given to Tenant a default notice for a default that remains uncured, Landlord shall use its best efforts to obtain and deliver an SNDA for the benefit of Tenant for the holder of each superior mortgage and from the lessor under each superior lease. For the purposes of this subsection (b), "best efforts" shall mean an obligation to use reasonable commercial efforts, and shall not be interpreted to require Landlord to enter into any agreement or undertaking to pay or otherwise confer or to actually pay or otherwise confer anything of value to or for the benefit of a third-party (including, without limitation, such holder or lessor), to guarantee any obligation, or to otherwise modify any of its obligations under such superior mortgage or superior lease. Landlord's failure or inability to obtain or deliver to Tenant an SNDA (despite using such best efforts) shall not be a default by Landlord and shall not entitle Tenant to exercise any rights or remedies whatsoever or otherwise affect Tenant's obligations under this lease.

52.     FURTHER PROVISIONS AS TO DEFAULT:

        52.01 (i) If Tenant is late in making any payment due to Landlord from Tenant under this lease for ten (10) or more days, then Tenant shall pay Landlord within ten (10) days after Landlord's demand therefor, as Additional Rental, Landlord's reasonable and actual out-of-pocket third-party costs and expenses (up to $1,000.00 for each late payment) in attempting to collect such late payment. Such obligation to pay said costs and expenses, and such $1,000.00 limitation, shall apply only to such late payments and only through the giving to Tenant of the first default notice for a particular late payment. Tenant's obligation to pay Landlord's costs and expenses in respect of all of Tenant's other defaults, and in respect of exercising any or all of its other rights and remedies with respect to the late payment in question, including, without limitation, the giving of any amended or subsequent default notices, shall be governed by the other applicable provisions of this lease, including, without limitation, Articles 17, 18 and 19 above, and Section 52.02 below.

       (ii) In the event that any payment due to Landlord from Tenant under this lease shall not be paid by Tenant within fifteen (15) days of the date such payment was due (including any late payment referred to in subsection (i) above), then interest shall become due and owing to Landlord on such payment, as Additional Rental, from the date upon which it was due, which interest shall be computed at the greater of (1) one and 25/100 (1.25%) percent per month or (2) two (2%) percent per annum over the then prime rate of Chase Manhattan Bank, N.A. (or its successor), but in no event in excess of the maximum lawful rate of interest chargeable to corporations in the State of New York.

        52.02 (a) Bills for any reasonable expenses incurred by Landlord in connection with any performance by it for the account of Tenant, if and to the extent such performance is expressly permitted under this lease or pursuant to applicable law, and bills for all reasonable out-of-pocket costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect the Fixed Rental or Additional Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this lease, or pursuant to law, or in defending any action or proceeding brought by Tenant under this lease, provided Landlord is the prevailing party, including any such reasonable out-of-pocket cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor, or services provided, furnished, or rendered, by Landlord or at its instance to Tenant, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of such bills.

       (b)    (i)    If  Landlord  shall  be in  breach  of any  of  Landlord's obligations under this lease, and if Tenant, as a result thereof, shall make any reasonable out-of-pocket payments for court costs and reasonable attorneys' fees, in instituting or prosecuting or defending any action or proceeding or in the event Tenant shall make any such expenditures in connection with any action or proceeding brought by Landlord under this lease, then, provided that Tenant shall be the prevailing party in any such action or proceeding, Landlord shall reimburse or pay Tenant for such reasonable costs and fees actually paid by Tenant in connection with such action or proceeding.

              (ii)   In  the  event  that  any   payment  due  to  Tenant  from
Landlord under this lease shall not be paid by Landlord within fifteen (15) days of the date such payment was due, then interest shall become due and owing to Tenant on such payment from the date upon which it was due, which interest shall be computed at the greater of (1) one and 25/100 (1.25%) percent per month or
(2) two (2%) percent per annum over the then prime rate of Chase Manhattan Bank, N.A. (or its successor), but in no event in excess of the maximum lawful rate of interest chargeable to corporations in the State of New York. Notwithstanding the foregoing, such interest shall not be payable by Landlord for payments that, pursuant to the applicable provisions of this lease, are expressly stated as not to accrue interest or are to accrue interest at a different rate or in a different manner.

        52.03 Notwithstanding anything contained in this lease which may be deemed to the contrary, Tenant shall not be liable for any consequential damages incurred or paid by Landlord as a result of Tenant's failure to observe, perform or comply with any of the terms, covenants or conditions in this lease on Tenant's part to observe, perform or comply with, and Landlord shall not be liable for any consequential damages incurred or paid by Tenant as a result of Landlord's failure to observe, perform or comply with any of the terms, covenants or conditions in this lease on Landlord's part to observe, perform or comply with.

53.     OPERATING COVENANTS:

        53.01 Cleaning: The entire Demised Premises, including store fronts and any glass show windows (inside and out), are to be kept clean by Tenant, at its sole cost and expense, in a manner reasonably satisfactory to Landlord, except that on the

Commencement Date the demised premises shall be in broom-clean condition.

        53.02 Removal of Garbage: Tenant shall comply with all applicable Legal and Insurance Requirements (including, without limitation, recycling programs) related to the handling and treatment of its rubbish, refuse and waste and the rubbish, refuse and waste of all persons and entities claiming by, through or under Tenant. Tenant shall accumulate (or cause to be accumulated) all such rubbish, refuse and waste for collection in concealed metal containers in locations reasonably designated by Landlord. Tenant further agrees not to permit the accumulation (unless in concealed metal containers) of any rubbish, refuse or waste in, on or about any part of the Demised Premises. Landlord shall arrange for the regular carting away from the Building of all such rubbish, refuse and waste, using the same carting service that carts away Landlord's rubbish, refuse and waste. Tenant shall pay to Landlord, as Additional Rent and within thirty (30) days after Landlord's demand therefor from time to time, Tenant's share of the cost of such carting service, based upon the relative quantities of rubbish, refuse and waste. Such share shall from time to time be reasonably determined by Landlord in good faith, but after consultation with Tenant, and shall be subject to increases and decreases, depending upon changes in such relative quantities. If Tenant, at any time or from time to time disputes Landlord's determination, Landlord and Tenant shall endeavor in good faith to select a mutually acceptable third-party to make such determination for the time period(s) in question. If Landlord and Tenant cannot so select a third-party, such dispute shall be determined by arbitration pursuant to Article 68 below. Until such dispute is resolved by arbitration or settled by agreement between Landlord and Tenant, Tenant shall pay the amount so determined by Landlord. To the extent that such dispute shall be resolved in Tenant's favor, Landlord shall refund to Landlord all overpayments to Tenant within thirty (30) days after Landlord receives notice of such resolution. If it is determined that Tenant has underpaid, then Tenant shall pay to Landlord such underpayment within thirty (30) days after Landlord's demand therefor. If Landlord pays such refund, or Tenant makes such payment, as the case may be, within such thirty (30) day period, no interest shall accrue or be payable thereon.

        53.03 Water Meter: Tenant shall, as part of Tenant's Work, install a water meter measuring Tenant's water consumption for all purposes, including the operation of the HVAC Unit. Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's expense. Tenant shall, at its sole cost and expense, pay for the water shown on such meters directly to the utility company or governmental authority furnishing water to the demised premises.

        53.04 No Obstruction: Neither Landlord, nor Tenant shall encumber or obstruct, or permit to be encumbered or obstructed, any portion of the sidewalk, entrances or common and public areas of the Building adjacent to or abutting upon the Demised Premises, except to the extent such encumbrance or obstruction is necessary and results from Landlord's or Tenant's observance, performance or compliance with any of the provisions of this lease.

        53.05 Deliveries: Tenant agrees that Tenant's deliveries to the Demised Premises shall be subject to the Rules and Regulations.

        53.06 Chemical Extinguishing Devices: Tenant shall, at its sole cost and expense, install chemical extinguishing devices (such as ansul or equal) approved by the Fire Insurance Rating

Organization and shall, at its sole cost and expense, keep such devices under service throughout the term of this lease as required by such organization.

        53.07 Gas Cut-Off Services; Exhaust To Street: If gas is used in the Demised Premises, Tenant shall install gas cut-off devices (manual and automatic). If Tenant's installation requires any exhausts to the street, the entire installation of such exhaust shall be subject to Landlord's prior written approval as to the location and esthetics thereof which approval shall not be unreasonably withheld, delayed or conditioned.

        53.08 Operation: (a) Tenant acknowledges that the Demised Premises are located in a building constituting (or that will constitute) a first-class hotel. Tenant agrees that it will operate the Demised Premises in a manner consistent with such a building. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Demised Premises in violation of the Certificate of Occupancy for the Demised Premises or the Building.

       (b) Notwithstanding the designation of the Building as "The Mercer" or "The Soho Hotel" or any other identifiable name, or any similar or other designation containing the name "The Mercer" or "The Soho Hotel" or any other identifiable name, neither Tenant nor any subtenant, concessionaire, licensee, or any of their respective partners, officers, agents, employees, or affiliates shall, at any time during the term of this lease, or after the expiration or sooner termination of the term of this lease, use any name that contains the name "The Mercer" or "The Soho Hotel" or such other identifiable name in any form, combination, or manner (including in any advertising), except with the prior written consent of Landlord in each instance. After the expiration or sooner termination of the term of this lease, neither Tenant nor any subtenant, concessionaire, licensee, or any of their respective partners, officers, agents, employees, or affiliates shall use any name that contains any word(s) referring to the Building, or state or imply in any advertisement, notice, sign, or otherwise that it or any of them was connected in any manner with same, or use any device or set of words that might so indicate, except with Landlord's prior written consent in each instance. Landlord may at any time or times change any such name or designation of the Building (except that Landlord shall not name the Building with the name of a direct competitor of Tenant).

      (c) Notwithstanding the designation of the demised premises as a "J. Crew" store or any other identifiable name, or any similar or other designation containing the name or logo of "J. Crew" or any other identifiable name, neither Landlord nor its partners, officers, agents, employees, or affiliates shall, at any time during the term of this lease, or after the expiration or sooner termination of the term of this lease, use any name that contains the name "J. Crew" or such other identifiable name or logo in any form, combination, or manner (including in any advertising), except with the prior written consent of Tenant in each instance. After the expiration or sooner termination of the term of this lease, neither Landlord nor its partners, officers, agents, employees, or affiliates shall use any name that contains any word(s) referring to J. Crew, or state or imply in any advertisement, notice, sign, or otherwise that it or any of them was connected in any manner with same, or use any device or set of words that might so indicate, except with Tenant's prior written consent in each instance.

        53.09 Installation In Demised Premises: All of Tenant's equipment, including, without limitation, heating, ventilating, air-conditioning and exhaust systems (except for necessary exterior duct work and certain related air-conditioning equipment) shall be installed within the Demised Premises only.

        53.10 Continuous Operation: Tenant agrees that, notwithstanding any other provision of this lease, it will open the demised premises for business to the public on or before the date which is eighteen (18) months after the Commencement Date (regardless of how the Commencement Date is determined) (which eighteen (18) month period shall be extended by one (1) day for each day that Tenant is delayed in so opening the demised premises by reason of a strike, labor disruption, weather condition, act of God or other cause beyond Tenant's reasonable control (other than the unavailability of funds or a determination that conducting business at the demised premises is no longer desirable), conduct its business in the entire demised premises under the name of "J. Crew", or such other name to which the majority of J. Crew (non-outlet) operations is changed, or the name of an assignee or subtenant under an assignment or sublease for which Landlord's consent is not required or was given; subject, however, to all of the terms, covenants and conditions of this lease, and in such consistent manner therewith and that it will be open for business not less than five (5) days per week at least eight (8) hours per day, except to the extent any fire or other casualty, the performance by Landlord or Tenant of any restoration work after a fire or casualty, the performance by Tenant of any Change, or a strike, labor disruption, weather condition, act of God or other cause beyond Tenant's reasonable control (other than the unavailability of funds or a determination that conducting business at the demised premises is no longer desirable), makes it impractical to be open for business. In addition, Tenant may close for two
(2) days during any twelve (12) month period for the purpose of taking inventory.

        53.11 Work Stoppages: (a) In connection with any work (including, without limitation, Tenant's Work) which may be undertaken by or on behalf of Tenant, Tenant covenants and agrees that prior to and throughout the term of this lease, it shall not take any action, or dispute, or interfere with the business of the Landlord or any other tenant or occupant in the Building or with the rights and privileges of any person(s) lawfully in said Building. Without intention to limit the generality of the foregoing in any respect, Tenant agrees that it shall take no action and shall suffer no omission that would (i) violate either Landlord's labor contracts, if any, or those of Landlord's contractors or their subcontractors or (ii) create, or lead to the threat of, any work stoppage, picketing, labor disruption or dispute. Any default by Tenant under this Article which shall not be cured within three (3) business days after receipt by Tenant of written notice thereof shall be deemed a material default entitling Landlord to exercise any or all of the remedies as provided in this lease. Landlord agrees that in connection with performing the Tenant's Work, the mere retention by Tenant of any of the general contractors, construction managers, subcontractors, materialmen and suppliers permitted by Article 3 shall not be a violation of this subsection 53.11(a).

       (b) Landlord further agrees that it shall use reasonable efforts to avoid (i) violating either Tenant's labor contracts, if any, or those of Tenant's contractors or their subcontractors or (ii) the creation, or threat, of any work stoppage, picketing, labor disruption or dispute.

        53.12 Roll-Down Gates: Tenant hereby agrees that, notwithstanding anything in this lease to the contrary, Tenant shall not install roll-down gates on Tenant's windows or doors. Notwithstanding the foregoing, Tenant may install, in accordance with, and subject to, Article 3 and the other applicable provisions of this lease, a roll-down gate inside the demised premises, provided that such gate is at least five (5) feet from the demised premises' storefront window, and, when rolled down, is completely camouflaged, to the sole satisfaction of Landlord, by a system (drape or otherwise) that has been approved in writing by Landlord. Tenant shall in no wise obstruct the visibility of its windows during any hours of the day or night.

        53.13 Obnoxious Odors: (a) Tenant will not permit any obnoxious odors to emanate from the demised premises other than normal for a retail clothing store taking prudent and reasonable care with respect to such odors. Tenant will, within three (3) business days after written notice from Landlord, install or commence to install, at its own cost and expense, reasonable control devices or procedures to eliminate such odors, if any, and will complete such installations as expeditiously as reasonably possible thereafter. In the event such condition is not promptly remedied, Landlord may, at its discretion, cure such condition and thereafter add the cost and expense incurred by Landlord therefor to the next monthly rental to become due and Tenant shall pay said amount as Additional Rental.

       (b) Landlord will not permit any obnoxious odors to emanate from the balance of the Building into the demised premises, other than normal for a hotel, a restaurant and a bar, taking prudent and reasonable care with respect to such odors.

        53.14 Sidewalks and Curbs: Landlord shall make all repairs and replacements to the sidewalks and curbs adjacent to the Building, except to the extent required by the negligence or intentionally wrongful acts or omissions of Tenant or any person or entity claiming by, through or under Tenant, which repairs or replacements shall be made by Landlord, at Tenant's sole cost and expense, to the extent so required, and Landlord's actual cost and expense shall be reimbursed by Tenant to Landlord, as Additional Rent, within thirty (30) days after Landlord's demand therefor, which demand shall be accompanied by invoices or other reasonable evidence of such cost and expense. In addition, Landlord shall cause the sidewalk immediately in front of the demised premises to be free of snow, ice and rubbish (except for the rubbish of Tenant or any person or entity claiming by, through or under Tenant). Tenant shall pay to Landlord, as Additional Rent and within (30) days after Landlord's demand therefor, twenty-five (25%) percent of Landlord's reasonable and actual cost and expense to keep the sidewalks in front of the Building free of snow, ice and rubbish (except for the rubbish of Tenant or any person or entity claiming by, through or under Tenant, the cost of which shall be entirely paid by Tenant, as Additional Rent, within thirty (30) days after Landlord's demand therefor). Such demands shall be accompanied by reasonably detailed invoices for the costs and expenses in question.

        53.15 No Excessive Noise: (a) Tenant agrees that after the opening of the demised premises for business, it will perform all of its work required or permitted hereunder and conduct its business in the Demised Premises throughout the term of this lease in such a manner so as not to create any excessive noise (other than normal for a first-class retail clothing store taking reasonable care with respect to such noise), nor permit any music, singing or other entertainment which, in each case, unreasonably disturbs any of the other tenants or occupants of the Building.

        (b) Landlord agrees that after the opening of balance of the Building for business, it will perform all work required or permitted hereunder and conduct its business in the balance of the Building throughout the term of this lease in such a manner so as not to create any excessive noise (other than normal for a hotel, a restaurant and a bar taking reasonable care with respect to such noise), nor permit any music, singing or other entertainment which, in each case, unreasonably disturbs Tenant, other than normal for a hotel, a restaurant and a bar.

        53.17 Extermination: Tenant shall, at its sole cost and expense, independently contract for the extermination of the demised premises (on a monthly basis, or more frequently, if needed), and Landlord shall, at its sole cost and expense, have the balance of the Building exterminated (on a monthly basis, or more frequently, if needed) to the extent necessary, in the case of Landlord's extermination, to prevent insect and rodent infestation from the balance of the Building into the demised premises.

        53.18 Material Inducement: The provisions of this Article 53 are a material inducement for Landlord to execute and deliver this lease. Any failure by Tenant to comply with the requirements of this Article 53 shall be deemed a material breach of this lease, for which Landlord shall be entitled to any and all of it remedies in accordance with terms, conditions and covenants of this lease.

        53.19 Tenant hereby acknowledges that Landlord intends initially to operate the balance of the Building as a hotel, a restaurant and a bar, and for related and incidental purposes. However, notwithstanding the references in this
Article 57 and elsewhere in this lease to the balance of the Building being operated as a hotel with restaurant and bar, nothing contained in this lease or otherwise shall require the balance of the Building (or any portion thereof) to be operated as a hotel, restaurant or bar.

54.     BROKER:

        54.01 Tenant covenants, warrants and represents to Landlord that there was no broker instrumental in consummating this lease except Edward S. Gordon Company, Inc. and the Lansco Corporation (collectively, the "Broker") and for Gervais, Carew and Dick (the "Tenant's Broker"), and no conversations, or negotiations were had by Tenant with any other broker concerning the renting of the Demised Premises. Except for claims made by the Broker, Tenant shall indemnify, defend and hold and save Landlord harmless against any and all liability from any claims of any broker (including Tenant's Broker) in connection with the renting of the Demised Premises (including, without limitation, the cost of counsel fees in connection with the defense of any such claims in connection with the renting of the Demised Premises).

        54.02 Landlord covenants, warrants and represents to Tenant that there was no broker instrumental in consummating this lease except for the Broker and Tenant's Broker, and no conversations, or negotiations were had by Landlord with any other broker concerning the renting of the Demised Premises. Except for claims made by Tenant's Broker, Landlord shall indemnify, defend and hold and save Tenant harmless against any and all liability from any claims of any broker (including the Broker) in connection with the renting of the Demised Premises (including, without limitation, the cost of counsel fees in connection with the defense of any such claims in connection with the renting of the Demised Premises).

        54.03 Based upon the foregoing representations, Landlord shall pay the Broker their commission pursuant to separate agreements, and Tenant shall pay Tenant's Broker pursuant to a separate agreement.

55.     RENEWAL OPTION:

        55.01 Provided that this lease shall be in full force and effect on the date on which the "Renewal Notice" is given and on the "Renewal Term Commencement Date" (as such terms are defined below), Tenant shall have the option (hereinafter called the "Renewal Option") to renew this lease for a renewal term (hereinafter called the "Renewal Term") of five (5) years, to commence on the day (hereinafter called the "Renewal Term Commencement Date") after the Expiration Date and to expire on the day (hereinafter called the "Renewal Term Expiration Date") which shall be the fifth (5th) anniversary of the Expiration Date (or the January 31st immediately following the fifth (5th) anniversary of the Expiration Date, if the fifth (5th) anniversary of the Expiration Date is between September 1 and January 30). Tenant shall exercise the Renewal Option by sending written notice thereof (hereinafter called the "Renewal Notice") to Landlord on or before the day which shall be twelve (12) months preceding the Expiration Date. If Tenant shall send the Renewal Notice within the time and in the manner hereinbefore provided, this lease shall be deemed renewed for the Renewal Term upon the terms, covenants and conditions hereinafter contained. If Tenant shall fail to send the Renewal Notice within the time and in the manner hereinbefore provided, the Renewal Option shall cease and terminate, and Tenant shall have no further option to renew this lease.

        55.02 The Renewal Term, if any, shall be upon, and subject to, all of the terms, covenants and conditions provided in this lease, including, without limitation, the provisions of subsection 41.01(b), for the original term hereof, except that:

        (a) Landlord shall not be required to perform Landlord's Work or perform or pay for any other work or installations in or to the Demised Premises, except for any repair obligations contained in this lease that Landlord is expressly required to perform;

        (b) Any terms, covenants or conditions hereof that are expressly or by their nature inapplicable to the Renewal Term, including, without limitation,
Section 40.04, shall not apply during the Renewal Term; and

        (c) The annual Fixed Rental payable by Tenant during the Renewal Term (hereinafter called the "Renewal Rent"), subject to adjustment as otherwise in this lease provided, shall be the "Rental Value" (as such term is defined below) payable in equal monthly installments, in advance, on the first day of each and every calendar month during the Renewal Term.

        55.03 "Rental Value" shall mean the fair market rental value of the demised premises to be calculated as of the "Determination Date" (as such term is hereinafter defined) on the basis of a new five (5) year letting of the demised premises. The Rental Value shall be determined jointly by Landlord and Tenant, and such determination shall be confirmed in a writing (hereinafter called a "Rental Agreement") to be executed in recordable form by Landlord and Tenant not later than the day (hereinafter called the "Determination Date") which shall be six (6) months next preceding the Renewal Term Commencement Date. In the event that Landlord and Tenant shall have failed to join in executing a Rental Agreement on or before the Determination Date because of their failure to agree upon the Rental Value, then the Rental Value shall be determined by arbitration as follows:

       (a) Landlord and Tenant shall each appoint an arbitrator by written notice given to the other party hereto not later than thirty (30) days after the Determination Date. If either Landlord or Tenant shall have failed to appoint an arbitrator within such period of time and thereafter shall have failed to do so by written notice given within a period of ten (10) days after notice by the other party requesting the appointment of such arbitrator, then such arbitrator shall be appointed by the American Arbitration Association or its successor (the branch office of which is located in or closest to the City and State of New York), upon request of either Landlord or Tenant, as the case may be;

       (b) The two (2) arbitrators appointed as above provided shall attempt to reach an agreement as to the Rental Value and in the event they are unable to do so within thirty (30) days after their joint appointment, then they shall appoint a third (3rd) arbitrator by written notice given to both Landlord and Tenant, and, if they fail to do so by written notice given within forty-five
(45) days after their appointment, such third (3rd) arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so;

       (c) All of such arbitrators shall be real estate appraisers having not less than ten (10) years experience in appraising the value of leasehold interests in real estate similar to the Building located within the City of New York and who are members of M.A.I. or S.R.E.A.

       (d) the three arbitrators, selected as aforesaid, forthwith shall convene and render their decision in accordance with the then applicable rules of the American Arbitration Association or its successor, which decision shall be strictly limited to a determination of the Rental Value within twenty (20) days after the appointment of the third (3rd) arbitrator. The decision of such arbitrators shall be in writing and the vote of the majority of them shall be the decision of all and shall be binding upon Landlord and Tenant. Duplicate original counterparts of such decision shall be sent forthwith by the arbitrators by certified mail, return receipt requested, to both Landlord and Tenant. The arbitrators, in arriving at their decision, shall be entitled to consider all testimony and documentary evidence that may be presented at any hearing, as well as facts and data which the arbitrators may discover by investigation and inquiry outside such hearings. If, for any reason whatsoever, a written decision of the arbitrators shall not be rendered within twenty (20) days after the appointment of the third (3rd) arbitrator, then, at any time thereafter before such decision shall have been rendered, either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding or otherwise (but not by a new arbitration proceeding) as may be proper, to determine the question in dispute consistently with the provisions of this lease. The cost and expense of such arbitration, action, proceeding, or otherwise shall be borne equally by Landlord and Tenant.

        Notwithstanding anything to the contrary contained in this Section 55.03, the Rental Value shall in no event be less than an amount equal to One Million Four Hundred Nine Thousand One Hundred Ninety-Six ($1,409,196.00) Dollars per annum (the "Minimum Renewal Rent") ($117,433.00 per month).

        55.04 In the event that Renewal Rent shall not be finally determined on or before the Renewal Term Commencement Date, then, until same shall be finally determined as provided herein, Tenant shall pay the Minimum Renewal Rent. Upon the final determination of the Renewal Rent, if the Renewal Rent, as finally determined, shall exceed the Minimum Renewal Rent, Tenant


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

shall make appropriate payment to Landlord within thirty (30) days after demand to pay to Landlord the difference between (i) the Renewal Rent that would have been theretofore payable from the Renewal Term Commencement Date through the date of such demand, less (ii) the Minimum Renewal Rent received by Landlord and thereafter Tenant shall pay to Landlord, and the Fixed Rental payable during the balance of the Renewal Term shall be, the Renewal Rent as finally determined.

        55.05 Notwithstanding contained in this Article 55 to the contrary, in the event that the Rental Value is determined by arbitration as set forth in
Section 55.03 above, then, in the event that the Rental Value so determined by arbitration is more than $1,409,196.00 for the first (1st) year of the Renewal Term, Tenant shall have the right to terminate this lease by giving Landlord notice of such termination within thirty (30) days after Landlord and Tenant have received such determination, TIME BEING OF THE ESSENCE. If Tenant so notifies Landlord, then this lease and the term hereof shall end on the date (the "Termination Effective Date") which is one (1) year after the date Tenant gives Landlord such notice of termination, as if the Termination Effective Date were the Expiration Date. Through the Termination Effective Date, Tenant shall observe, perform and comply with all of the terms, covenants and conditions in this lease on Tenant's part to observe, perform and comply with, including, without limitation, the increase of the Fixed Rental to the Rental Value so determined by arbitration.

56.     MODIFICATION FOR MORTGAGES:

        56.01 If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance or other institutional lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give additional notices of any defaults by Landlord to such lender) or adversely affect the leasehold interest hereby created or adversely reduce Tenant's rights and remedies under this lease (except as otherwise provided above with respect to additional notices). In no event shall a requirement that the consent of any such lender be given for any modification of this lease be deemed to materially adversely affect the leasehold interest hereby created.

57.     EXCULPATORY CLAUSE:

        57.01 Tenant shall look solely to the estate and property of Landlord in the Building (including Landlord's rights to the rents, profits, insurance proceeds and condemnation awards related thereto), for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Demised Premises.

58.     COVENANT AGAINST LIENS:

        58.01 If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord or the Building, (whether or not such lien, charge or order is valid or enforceable as such), Tenant shall, at its own cost and expense, cause same to be discharged of record or bonded within thirty (30) days after notice to Tenant of the filing thereof; and the Tenant named herein shall indemnify and save Landlord harmless against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable counsel fees resulting therefrom. If Tenant fails to comply with the foregoing provisions, Landlord shall have the option of discharging or bonding any such lien, charge or order and the Tenant named herein agrees to reimburse Landlord for Landlord's reasonable expenses (as Additional Rental), within fifteen (15) days after Landlord's demand therefor. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracted with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Building at any time from the date hereof until the end of the demised term are hereby charged with notice that they must look exclusively to Tenant to obtain payment for same. Subject to the provisions of this Section 58.01 and the other applicable provisions of this lease, Tenant may finance the acquisition of Tenant's Property and of Tenant's inventory, Landlord hereby waiving any security interest it may otherwise have in same, but not waiving any other rights or interests Landlord may have in same pursuant to the applicable provisions of this lease.

        58.02 Landlord shall not do any act or make any contract which may create or be the foundation for any lien or other encumbrance upon any personal property or trade fixtures of Tenant in any portion of the Demised Premises. If, because of any act or omission (or alleged act or omission) of Landlord, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Tenant or any personal property or trade fixtures of Tenant in any portion of the Demised Premises (whether or not such lien, charge or order is valid or enforceable as such), Landlord shall, at its own cost and expense, cause same to be discharged of record or bonded within thirty (30) days after notice to Landlord of the filing thereof; and the Landlord shall indemnify and save Tenant harmless against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable counsel fees resulting therefrom. If Landlord fails to comply with the foregoing provisions, Tenant shall have the option of discharging or bonding any such lien, charge or order and the Landlord named herein agrees to reimburse Tenant for Tenant's reasonable expenses, within fifteen (15) days after Tenant's demand therefor. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracted with Landlord for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the premises of which the Demised Premises form a part at any time from the date hereof until the end of the demised term are hereby charged with notice that they must look exclusively to Landlord to obtain payment for same.

59.     EASEMENT FOR PIPES, CONDUITS, ELECTRICAL CLOSETS,
        EQUIPMENT, ETC.:

        59.01 Tenant shall permit Landlord to erect, install, use, maintain and repair pipes, ducts, cables, conduits, electrical closets, equipment for the building, plumbing, vents and wires in, to and through the Demised Premises as and to the extent that the same may be necessary for the proper operation and maintenance of the Building or to the extent necessary to comply with the Legal and Insurance Requirements with which Landlord is obligated to comply under this lease. In connection with Landlord's rights under this Section 59.01, Landlord shall use reasonable efforts to minimize interference with Tenant's use of the demised premises for the uses expressly permitted under this lease, and shall erect and install the foregoing in concealed areas.

60.     FREIGHT ELEVATOR:

        60.01 Tenant shall have the non-exclusive use, together with Landlord, other tenants and occupants of the Building, and their respective agents, employees, contractors and invitees, of the Building's freight elevator, provided that Tenant's use of such freight elevator is in accordance and compliance with, and subject to, the design specifications therefor, all applicable Legal and Insurance Requirements, and the Rules and Regulations.

        60.02 Tenant acknowledges that use of such freight elevator will permit the users thereof access to portions of the Building outside the demised premises. Therefore, only Tenant's employees may use such freight elevator, and no delivery person deliverying merchandise to the demised premises shall be permitted to use the freight elevator or to otherwise have access to portions of the Building outside the demised premises.

        60.03 Tenant shall pay to Landlord, as Additional Rent and within thirty
(30) days after Landlord's demand therefor from time to time, Tenant's share of the cost of the maintenance and service contract for such freight elevator, based upon the relative use by Tenant (and all persons claiming by, through or under Tenant) of such freight elevator. Such share shall from time to time be reasonably determined by Landlord in good faith, but after consultation with Tenant, and shall be subject to increases and decreases, depending upon changes in such relative use. Until sufficient time elapses for Landlord to make the first of such determinations, Tenant's share shall be twenty (20%) percent. If Tenant, at any time or from time to time disputes Landlord's determination, including such twenty (20%) percent, Landlord and Tenant shall endeavor in good faith to select a mutually acceptable third-party to make such determination for the time period(s) in question. If Landlord and Tenant cannot so select a third-party, such dispute shall be determined by arbitration pursuant to Article 68 below. Until such dispute is resolved by arbitration or settled by agreement between Landlord and Tenant, Tenant shall pay the amount so determined by Landlord. To the extent that such dispute shall be resolved in Tenant's favor, Landlord shall refund to Landlord all overpayments to Tenant within thirty (30) days after Landlord receives notice of such resolution. If it is determined that Tenant has underpaid, then Tenant shall pay to Landlord such underpayment within thirty (30) days after Landlord's demand therefor. If Landlord pays such refund, or Tenant makes such payment, as the case may be, within such thirty (30) day period, no interest shall accrue or be payable thereon.

61.     ADDENDUM TO ARTICLE 11:

        61.01 In addition to the provisions and limitations set forth in Article 11 hereof, in no event shall any permitted sublessee assign or encumber its sublease, further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space, or any part thereof, to be used or occupied by others, without Landlord's prior written consent in each instance, except to the extent such consent is not required by the express provisions of this lease.

        61.02 (a) Except when Landlord's consent is not required, if Tenant shall, at any time or times during the term of this lease, desire to assign this lease or sublet the Demised Premises, Tenant shall give notice thereof (an "A/S Notice") to Landlord, which notice shall be accompanied by: (i) if the same is in existence, a duplicate original copy of the proposed assignment or sublease, or, in lieu thereof, a duplicate original copy of the offer to assign or sublease, signed by Tenant and the proposed assignee or subtenant, setting forth all of the major business terms thereof, the effective or commencement date of which shall be not less than thirty (30) nor more than one hundred eighty (180) days after the giving of the A/S Notice; (ii) a statement setting forth, in reasonable detail, the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Demised Premises; (iii) current financial information with respect to the proposed assignee or subtenant, including its most recent financial report; and (iv) the information necessary to make the calculations described in subsection (c) below, if Tenant desires payment from Landlord pursuant to said subsection (c).

        (b) Except for such assignments or sublettings that, pursuant to the express provisions of this Article, do not require Landlord's consent, the A/S Notice shall be deemed an offer from Tenant to Landlord whereby Landlord may, at its option ("Landlord's Option") terminate this lease. Landlord's Option may be exercised by Landlord by notice to Tenant at any time within twenty (20) days after the A/S Notice has been given by Tenant to Landlord; and during such twenty (20) day period, Tenant shall not assign this lease or sublet such space to any person. If Landlord fails to exercise Landlord's Option within such twenty (20) day period, then the Landlord's Option shall be deemed waived for the proposed assignment or subletting in question and the balance of this
Article 61 shall apply.

        (c)    If Landlord exercises the Landlord's Option, then to the extent:

       (i) in the case of a proposed assignment, (A) all sums and other consideration to be paid to Tenant by the assignee for, or by reason of, such proposed assignment (including all sums to be paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings, or other personal property), exceeds (B) the sum of the then net unamortized or undepreciated cost of such fixtures, leasehold improvements, equipment, furniture, furnishings or other property to be sold to the proposed assignee, determined on the basis of Tenant's federal income tax returns, plus the other expenses reasonably and directly to be paid by Tenant with respect to such assignment (including, without limitation, brokerage commissions, legal fees and expenses and alteration costs); or

       (ii) in the case of a proposed sublease, (A) all rents, additional charges, and other consideration payable under the proposed sublease by the subtenant to Tenant that are in excess of the Fixed Rental and Additional Rental accruing during the term of the proposed sublease pursuant to the terms hereof (including all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, or other personal property) exceeds, (B) in the case of the sale or rental of such fixtures, leasehold improvements, equipments, furnitures, furnishings or other property to be sold or rented to the proposed subtenant, the sum of the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) plus the other expenses reasonably and directly to be paid by Tenant with respect to such subletting (including, without limitation, brokerage commission, legal fees and expenses and alteration costs), all of which expenses, for the purposes of determining the amounts payable to Landlord pursuant to this subsection (c), shall be amortized, on a straight-line basis, over the term of the sublease,

Landlord shall pay to Tenant within thirty (30) days after Landlord's exercise of Landlord's Option, the lesser of (1) 100% of such excess, and (2) then net unamortized or undepreciated cost of such fixtures, leasehold improvements, equipment, furniture, furnishings and other property to be sold or rented to the proposed assignee or subtenant determined on the basis of Tenant's federal income tax returns, but only to the extent any of the information required to make the calculations described in (i) or (ii) above are expressly set forth in the A/S Notice and the other information required by Section 61.02 above, and in such other reasonable evidence or documentation reasonably required by Landlord to substantiate such calculations, which evidence and documentation shall be furnished by Tenant to Landlord within ten (10) days after Landlord's request therefor.

        61.03 If Landlord exercises Landlord's Option , then this lease shall end and expire upon the date that such assignment or subletting was to be effective or to commence, as the case may be, and the Fixed Rent and Additional Rent shall be paid and apportioned to such date.

        61.04 In the event that Tenant complies with the provisions of Article
61.02 hereof and Landlord does not exercise Landlord's Option within the time provided therefor, and provided that Tenant is not in default of any of Tenant's obligations under this lease after notice and the expiration of any applicable grace period, Landlord's consent (which must be in writing and in form satisfactory to Landlord) to the proposed assignment or sublease of the entire demised premises shall not be unreasonably withheld, delayed or further conditioned, provided and upon condition that:

       (i) In Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in such a business, and the Demised Premises, or the relevant part thereof, will be used in such a manner, that: (a) is in keeping with the then standards of the Building; (b) is limited to the use expressly permitted under this lease; and (c) will not violate any negative covenant as to use contained in any other lease of space in the Building;

      (ii) The proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

      (iii) Neither (a) the proposed assignee or sublessee nor (b) any person that, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee or any person who controls the proposed assignee or sublessee, is then an occupant of any part of the Building;

       (iv) The proposed assignee or sublessee is not a person with whom Landlord is then negotiating to lease space in the Building;

       (v)       The  form  of  the   proposed   sublease   shall  be  in  form
reasonably satisfactory to Landlord and shall comply with the applicable provisions of this
Article;

       (vi) There shall not be more than one (l) subtenant of the Demised Premises;

       (vii)     intentionally omitted;

       (viii) Tenant shall reimburse Landlord, within thirty (30) days after Landlord's demand therefor, for any thirty-party costs (up to $1,000.00 per each requested consent) that may be reasonably incurred by Landlord in connection with said assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent (which costs Tenant agrees to reimburse regardless of whether or not Landlord consents to the proposed assignment or subletting in question);

      (ix) Tenant shall not have advertised or publicized in any way (as opposed to merely listing with a real estate broker, for which Landlord's approval shall not be required) the availability of the Demised Premises without prior notice to, and approval by, Landlord (which approval shall not be unreasonably withheld, delayed or conditioned), nor shall any advertisement or listing state the name (as distinguished from the address) of the Building or the proposed rental;

      (x) The sublease shall not allow use of the Demised Premises or any part thereof: (a) as a discount store; (b) as a multiple tenancy store; (c) by a foreign or domestic governmental agency; (d) as a betting parlor or gambling casino; or (e) by a utility company; and

      (xi) The sublease shall not provide for an option on behalf of the subtenant thereunder to extend or renew the term of such sublease, except to the extent such renewal is co-terminus (less one (1) day) with any renewal of the term of this lease.

If the proposed subletting is for less than the entire demised premises, Tenant acknowledges and agrees that Landlord may withhold its consent thereto for any or no reason.

        61.05 In the event that (i) Landlord fails to exercise Landlord's Option under Article 61.02 hereof and consents to a proposed assignment or sublease and
(ii) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within one (1) year after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Article
61.02 hereof before assigning this lease or subletting all or part of the Demised Premises.

        61.06 Each subletting pursuant to this Article 61 shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting to any subtenant and/or acceptance of rent or Additional Rental by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Fixed Rental and Additional Rental due, and to become due, hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that, notwithstanding any such subletting, no other and further subletting (including, without limitation any extensions or renewals of any initial sublettings, except as may otherwise be expressly permitted pursuant to subsection 61.04(xi) above) of the Demised Premises by Tenant, or any person claiming through or under Tenant, shall, or will be, made, except upon compliance with, and subject to, the provisions of this Article 61. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise Landlord's Option under Article 61.02 hereof, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including counsel fees) resulting from any claims that may be made against Landlord in connection with the proposed assignment or sublease, either by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation.

        61.07 With respect to each and every sublease or subletting, occupancy, license or concession agreement, regardless of whether or not Landlord's consent is required, it is further agreed that:

       (i) no subletting shall be for a term ending later than one day prior to the expiration date of this lease (as same may be extended);

       (ii)      no  sublease,   occupancy,  license  or  concession  agreement
shall be valid, and no subtenant, occupant, licensee or concessionaire shall take possession of the demised premises or any part thereof, until an executed counterpart of such sublease or agreement, or a conformed copy thereof, has been delivered to Landlord; and

      (iii) each sublease, occupancy, license and concession agreement for the Demised Premises executed after the date hereof by Tenant hereunder shall provide that (a) it is subject and subordinate to this lease and all instruments to which this lease is subject and subordinate, (b) the subtenant, occupant, licensee or concessionaire will not pay any rent or other sums under its sublease, or agreement more than one (1) month in advance (except to the extent that a corresponding item of Additional Rent under this lease is payable more than one (1) month in advance), and (c) in the event of a termination, re-entry, or dispossess by Landlord under this lease, Landlord (or the lessor of any superior lease or holder of any superior mortgage) may, at its option, cause the subtenant, occupant, licensee or concessionaire to attorn to, or enter into a direct sublease, occupancy, license or concession agreement on identical terms, with Landlord (or such superior lessor), except that Landlord (or such superior lessor) shall not (x) be liable for any previous act or omission of Tenant under such sublease or agreement, except for acts or omissions in breach of Tenant's obligations under such sublease, with respect to which acts or omissions Landlord shall not be relieved of its obligations from and after the date on which it shall succeed as sublandlord thereunder, (y) be subject to any offset, not expressly provided in such sublease or agreement, that theretofore accrued to such subtenant, occupant, licensee or concessionaire against Tenant, or (z) be bound by any previous modification of such sublease or agreement or by any previous prepayment of more than one (1) month's Fixed Rental or any Additional Rent then due (except for monthly payments on account of Additional Rent required or permitted thereunder), unless such modification or prepayment shall have been expressly approved in writing by Landlord.

        61.08 Any assignment or transfer shall be made only if, and shall not be effective until, Tenant and the assignee shall duly execute, acknowledge and deliver to Landlord an assignment and assumption of lease agreement that is enforceable and binding upon Tenant and the assignee in all respects, pursuant to which (a) Tenant has assigned to the assignee, and the assignee has assumed from Tenant, as of the effective date of the assignment, all of Tenant's right, title and interest in and to this lease and the demised premises, and all of Tenant's obligations and liabilities under this lease, as if the assignee had executed this lease originally as Tenant, (b) the obligations and liabilities so assumed by the assignee shall benefit Landlord as well as Tenant, (c) as between Tenant and Landlord, Tenant is not released or relieved from any such obligations or liabilities, and (d) the assignee shall agree that the provisions contained in Article 11 and this Article 61 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant (and all successors and assigns) covenant that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of Fixed Rental and/or Additional Rental by Landlord from an assignee, transferee, or any other party, the original named Tenant (and such successors and assigns) and all Guarantors shall remain fully liable for the payment of the Fixed Rental and Additional Rental and for the other obligations of this lease on the part of Tenant to be performed or observed.

        61.09 If Landlord shall give its consent to any assignment of this lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as Additional Rental:

        (i) in the case of an assignment, an amount equal to fifty (50%) percent of (A) all sums and other consideration paid to Tenant by the assignee for, or by reason of, such assignment (including all sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings, or other personal property, less (B) the then net unamortized or undepreciated cost of such fixtures, leasehold improvements, equipment, furnishings and other personal property sold to such assignee, determined on the basis of Tenant's federal income tax returns) and the other expenses reasonably and directly paid by Tenant with respect to such assignment (including, without limitation, brokerage commissions, legal fees and expenses and alteration costs); and

       (ii) in the case of a sublease, fifty (50%) percent of (A) all rents, additional charges, and other consideration payable under the sublease by the subtenant to Tenant that are in excess of the Fixed Rental and Additional Rental accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, or other personal property, less, (B) in the case of the sale of such fixtures, leasehold improvements, equipment, furnishings and other personal property sold to such subtenant, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) and the other expenses reasonably and directly paid by Tenant with respect to such subletting (including, without limitation, brokerage commission, legal fees and expenses and alteration costs), all of which expenses, for the purposes of determining the amounts payable to Landlord pursuant to this Section 61.09, shall be amortized, on a straight-line basis, over the term of the sublease. The sums payable under this Article 61.09 shall be paid to Landlord as and when payable by the subtenant to Tenant.

        61.10 For the purpose of this Article, the following are "Prohibited Transfers" to which Article 11 and this Article 61 shall apply as if any of such Prohibited Transfers were an assignment of this lease:

        A transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of stock (or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class(es) of stock) which results in a change of control of Tenant or any Guarantor or of entity that controls Tenant or a Guarantor (if Tenant, any such Guarantor or such entity is a corporation), or (b) if Tenant, any Guarantor or any entity that controls Tenant or a Guarantor is a partnership, joint venture, limited liability company or other form of business entity, a transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of an interest in the distributions of profits and losses of such partnership, joint venture, limited liability company or other form of business entity (or other mechanism, such as, by way of example, the creation of additional general partnership or limited partnership interests) which results in a change of control of such partnership, joint venture, limited liability company or other form of business entity. For the purposes of the preceding sentence and the last sentence of Section 6.15 below, the term "control" shall mean ownership of more than fifty (50%) percent of all the voting stock of a corporation or more than fifty (50%) percent of all the legal and equitable interest in any partnership, joint venture, limited liability company or other form of business entity. Notwithstanding the foregoing, if Tenant, a Guarantor or entity which controls Tenant or Guarantor is a corporation listed and traded on a nationally recognized stock exchange or over-the-counter market, the transfer, sale or other disposition of the stock of such corporation, including transfers, sales and other dispositions directly related to Tenant "going public," shall not be deemed an assignment of this lease or a "Prohibited Transfer." In addition, transfers of the voting stock of Tenant or any Guarantor among the persons or entities that own such stock on the date of this lease or to the (present or former) spouses, siblings (including step and half siblings), children (including step children) or grandchildren (including step grandchildren) of such persons or to trusts for the benefit of such spouses, siblings, children or grandchildren shall not be deemed an assignment of this lease or a Prohibited Transfer, and for the purposes of determining whether a Prohibited Transfer will or has occurred, ownership and subsequent transfers by any such spouses, siblings, children, grandchildren or trusts, shall be deemed ownership and transfers by the owners on the date of this lease.

        61.11 The joint and several liability of Tenant and any immediate or remote successor in interest to Tenant, the liability of any Guarantor, and the due performance of the obligations of this lease on Tenant's part to be performed or observed, shall not be discharged, released, or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease.

        61.12 The listing of any name other than that of Tenant, whether on the doors of the Demised Premises, on the Building directory (if any), or otherwise, shall not operate to vest any right or interest in this lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this lease, to any sublease of the Demised Premises, or to the use or occupancy thereof by others.

        61.13 Notwithstanding anything contained in Article 11 above to the contrary, but provided this lease is in full force and effect, without default (after the giving of any required notice and the expiration of any applicable cure period) of any of the terms, covenants or conditions on Tenant's part to observe, perform or comply with, and subject to all of the applicable provisions of this lease, Tenant may, without Landlord's prior written consent, permit the use and occupancy during the term of this lease of up to twenty-five (25%) percent, in the aggregate, of the ground floor sales area of the demised premises, by licensees or concessionaires (hereinafter collectively referred to as the "Licensees"), for any of the uses expressly permitted under this lease, and for no other purpose, provided, and upon the condition that:

               (a) At least ten (10) business days prior to the date each Licensee first so uses or occupies the Demised Premises, Tenant shall give Landlord notice of such intended use or occupancy;

               (b) Such use and occupancy shall be subject to all the terms, covenants and conditions to this lease on Tenant's part to observe and perform, as if such Licensee(s) were the Tenant hereunder;

               (c) Such use and occupancy shall in no way increase, amend, modify or extend Landlord's obligations or liabilities under this lease in any way whatsoever, or diminish, restrict, limit, forfeit or waive any of Landlord's rights or remedies under this lease in any way whatsoever;

               (d) Such use and occupancy shall in no way give to the Licensees any rights or remedies against Landlord, and Tenant shall indemnify and hold Landlord harmless from and against any and all, actions, proceedings, liabilities, obligations, claims, damages, deficiencies, losses, judgments, suits, expenses and costs (including, without limitation, court costs and reasonable legal fees and disbursements for which Landlord is liable) to the extent arising under, out of or in connection with, or to the extent resulting from, such use and occupancy;

               (e) Tenant shall remain fully liable for the payment of Fixed Rental and Additional Rent due and to become due under this lease and for the performance and observance of all of the terms, covenants and conditions contained in this lease on Tenant's part to perform or observe, and all acts or omissions by the Licensees or anyone claiming under or through Tenant or the Licensees which shall be a default under this lease, shall be deemed to be a default by Tenant;

               (f) Such use and occupancy shall not be deemed a waiver of Landlord's rights under this Lease to consent to the use or occupancy of the Demised Premises (or any portion thereof) by any other person or entity or to the assignment of this lease or the subletting of the Demised Premises (or any portion thereof);

               (g) Prior to such use or occupancy by each Licensee, Tenant shall deliver a true and complete copy of this lease to such Licensee (except that Tenant may redact the rental provisions), and any use or occupancy by the Licensees of the Demised Premises (or any portion thereof) shall be deemed an acceptance by the Licensees of all of the conditions set forth in this Section 63.13; and

               (h) The space or area of the Demised Premises used or occupied by the Licensees shall not be separately demised or otherwise physically separated from the balance of the Demised Premises, nor shall there be any separate access to or from the Demised Premises for any of the Licensees.

        61.14 Notwithstanding anything contained in Article 11 or Section 61.11 above to the contrary, but provided this lease is in full force and effect, without default (after the giving of any required notice and the expiration of any applicable cure period) of any of the terms, covenants or conditions on Tenant's part to observe, perform or comply with, and subject to all of the applicable provisions of this lease, Tenant may, without Landlord's prior written consent, but only in connection with the bona fide sale of the business being conducted by Tenant in the

Demised Premises: (a) assign its interest in this lease, or sublet the entire Demised Premises, to a person, corporation or other entity to which all or substantially all of Tenant's assets are transferred, or (b) allow a transfer that is otherwise deemed a Prohibited Transfer pursuant to Section 61.10 above to the person or entity purchasing such business, provided and upon the condition that:

        (i) Immediately after the assignment, subletting or transfer, the then Tenant and all Guarantors shall have assets and a net worth, determined in accordance with generally accepted accounting principles, and certified to Landlord by either an independent certified public accountant or the Chief Financial Officer of the then Tenant and all Guarantors, at least equal to $55,000,000.00, and at least fifteen (15) days prior to the effective date of such assignment, subletting or transfer, such certificate and proof reasonably satisfactory to Landlord of such assets and net worth (including, without limitation, audited financial statements, if available) shall have been delivered to Landlord;

       (ii) The assignment, subletting or transfer, as the case may be, is for a good business purpose and not principally for the purpose of transferring the leasehold estate created hereby;

       (iii) The sale of the business being conducted by Tenant in the Demised Premises is part of the contemporaneous sale of at least a majority of the other (non-outlet) stores being operated by Tenant or a Related Entity (as defined in Section 65.15 below) under the same trade name under which the demised premises is being operated;

       (iv) At least fifteen (15) days prior to the effective date of the assignment, subletting or transfer of capital stock, Tenant shall notify Landlord of the proposed assignment, subletting or transfer of capital stock;

       (v) After the effective date of the assignment, sublease transfer, the then Tenant (and the sublessee, if the transaction is a sublease) shall continue to operate the business being conducted in the demised premises, in accordance with all of the terms, covenants and conditions contained in this lease (including, without limitation, Section 44.01); and

       (vi) In the case of the assignment of this lease, an executed duplicate original of the assignment and assumption agreement shall be delivered to Landlord at least fifteen (15) days prior to the effective date thereof, together with such assignment and assumption agreement, Tenant shall deliver to Landlord a certified copy of a duly adopted resolution of the board of directors of both the Tenant and the assignee, authorizing the execution, acknowledgment and delivery of said assignment and assumption agreement, and the transactions contemplated therein.

        61.15 Notwithstanding anything contained in Article 11 or Section 61.11 above to the contrary, but provided this lease is in full force and effect, without default (after the giving of any required notice and the expiration of any applicable cure period) of any of the terms, covenants or conditions on Tenant's part to observe, perform or comply with, and subject to all of the applicable provisions of this lease, Tenant may, without Landlord's prior written consent, assign its entire interest in this lease and the leasehold estate hereby created, or sublet the entire Demised Premises, to a Related Entity (as hereinafter defined), provided that (i) at least ten (10) days prior to the effective date of such assignment or the commencement date of such sublease, as the case may be, Tenant furnishes Landlord with the name of such proposed assignee or subtenant, together with the certification of Tenant, and such other proof as Landlord may reasonably request, that such proposed assignee or subtenant is a Related Entity (ii) Tenant and all Guarantors shall and will remain fully liable for the payment of the Fixed Rental and Additional Rent due and to become due under this lease and shall not be released from any of their obligations or liabilities under this lease and Tenant and all Guarantors shall be fully responsible and liable for all acts or omissions of such proposed assignee or subtenant or anyone claiming under or through Tenant or such proposed assignee or subtenant, and (iii) such proposed assignee or subtenant, as of the effective date of such assignment or the commencement date of such sublease, as the case may be, and all times thereafter, is a Related Entity (unless such Related Entity has assigned this lease in accordance with, and subject to, the applicable provisions of this Article 61). In connection with the information to be provided to Landlord pursuant to this Section, Landlord shall have the right, at any reasonable time, and from time to time, upon prior reasonable notice, to examine such books and records of the then Tenant (or any assignor of Tenant's interest in this lease) as may be reasonably necessary to confirm that such assignee or subtenant remains a Related Entity. For the purposes of this Section 65.15, a "Related Entity" shall mean any corporation, partnership, joint venture, limited liability company or other form of business entity that controls, is controlled by, or is under common control with, Tenant.

62.     SOLE REMEDY:

        62.01 If Tenant shall request Landlord's consent or approval pursuant to any of the provisions of this lease or otherwise, and Landlord shall fail or refuse to give, or shall delay in giving, such consent or approval, Tenant shall in no event make, or be entitled to make, any claim for damages (nor shall Tenant assert, or be entitled to assert, any such claim by way of defense, set-off, or counterclaim) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or delayed its consent or approval, and Tenant hereby waives any and all rights that it may have from whatever source derived, to make or assert any such claim. Tenant's sole remedy for any such failure, refusal, or delay shall be an action for a declaratory judgment, specific performance, or injunction, and such remedies shall be available only in those instances where Landlord has expressly agreed in writing not to unreasonably withhold or delay its consent or approval or where, as a matter of law, Landlord may not unreasonably withhold or delay the same.

        62.02 Notwithstanding the foregoing, if a dispute or disagreement shall arise between Landlord and Tenant as to whether or not the withholding or delaying of Landlord's consent or approval under Articles 3 or 61 hereof is unreasonable, Tenant shall have the right to send a notice to Landlord electing either (i) to have such dispute resolved by determination pursuant to the Simplified Procedure For Court Determination of Disputes as set forth in the CPLR ss.3031 et seq. (or any successor thereto), or (ii) to submit such dispute for arbitration under the Expedited Procedures provisions (presently Rules 54 through 58, as same may be amended from time to time) of the American Arbitration Association (or successor thereto) in the City of New York (and the fees and expenses of such arbitration shall be borne by the unsuccessful party), and, in either case, the decision shall be final and conclusive on the parties.

63.     CHANGES IN BUILDING FACILITIES:

        63.01 Landlord reserves the right to, at any time, and may, without same constituting an eviction and without incurring any liability to Tenant therefor, make such changes (including changes in arrangement and location) in or to the Building, and the fixtures and equipment thereof that do not exclusively serve the demised premises, as well as in or to the street or public entrances, halls, passages, passageways, doors, doorways, corridors, elevators, stairs, stairways, toilets and other portions thereof, as it may deem necessary or desirable. Except for any of the foregoing changes that are required by a Legal and Insurance Requirement, Owner agrees that no such change will materially adversely affect the use of, access to and from (including, without limitation, loading and unloading), and visibility of, the demised premises, the equipment outside the demised premises that services the demised premises or the storefront, the freight elevator of the Building and the fire stairs serving the demised premises.

64.     MISCELLANEOUS:

        64.01 Conflict Of Terms: In the event any term, covenant, condition or agreement contained in this Rider to the lease shall conflict or be inconsistent with any term, covenant, condition or agreement contained in the printed portion of this lease, then the parties agree that the Rider provision shall prevail.

        64.02 Saving Provision: If any provision of this lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

        64.03 Lease Not Binding Unless Executed: Submission by Landlord of the within lease for execution by Tenant, shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.

        64.04 Entire Agreement, Successors and Assigns: This lease constitutes the entire agreement between the parties hereto and no earlier statement or prior written matter shall have any force or effect. Landlord and Tenant agree that it is not relying on any representations or agreements other than those contained in this lease. This agreement shall not be modified or cancelled except by writing subscribed by both parties. The lease shall not be modified or cancelled except by written instrument subscribed by both parties. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors and except as otherwise provided in this lease, their assigns.

65.     EMINENT DOMAIN:

        65.01 If the whole of the Building shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose, this lease and the term and estate hereby granted shall forthwith terminate as of the date of vesting of title in such taking (which date is hereinafter also referred to as the "date of the taking"), and the rents shall be prorated and adjusted as of such date.

        65.02 If only a part of the Building shall be so taken, this lease shall be unaffected by such taking, except that Tenant may elect to terminate this lease in the event of a partial taking, if the remaining area of the Demised Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business. Tenant shall give notice of such election to Landlord not later than thirty (30) days after (i) notice of such taking is given by Landlord to Tenant, or (ii) the date of such taking, whichever occurs later. Upon the giving of such notice by Tenant this lease shall terminate on the date of such taking and the rents shall be prorated as of such termination date. Upon such partial taking and this lease continuing in force as to any part of the Demised Premises, the Fixed Rental and Tenant's Proportionate Share shall be prorated and adjusted as of the date of taking and from such date the Fixed Rent and Tax Payment shall be prorated and payable pursuant to Articles 41 and 42 according to the rentable area remaining.

        65.03 Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Article without deduction therefrom for any estate vested in Tenant by this lease and Tenant shall receive no part of such award, except as hereinafter expressly provided in this Article. Tenant hereby expressly assigns to Landlord all of its right, title and interest in or to every such award. Notwithstanding anything herein to the contrary, Tenant may, at its sole cost and expense, make a claim with the condemning authority for Tenant's moving expenses, the value of Tenant's fixtures or Tenant's Changes which do not become part of the Building or property of the Landlord, provided however that Landlord's award is not thereby reduced or otherwise adversely affected.

        65.04 If the temporary use or occupancy of all or any part of the Demised Premises shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award for such taking which represents compensation for the use and occupancy of the Demised Premises and, if so awarded, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This lease shall be and remain unaffected by such taking and Tenant shall continue responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Fixed Rental and Additional Rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award which represents compensation for the use or occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period prior to the Expiration Date and Landlord shall receive so much thereof as represents the period subsequent to the Expiration Date. All moneys received by Tenant as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the rents hereunder have been paid by Tenant shall be received, held and applied by Tenant as a trust fund for payment of the rents falling due hereunder.

        65.05 In the event of any taking of less than the whole of the Building or the demised premises which does not result in a termination of this lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Demised Premises which does not extend beyond the Expiration Date, Landlord, at its expense, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the Building and the Demised Premises to substantially a building standard condition to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and Demised Premises.

        65.06 Any dispute which may arise between the parties with respect to the meaning or application of any of the provisions of this Article shall be determined by arbitration in the manner provided in Article 60.

66.     SELF-HELP:

        66.01 For the purposes of this Article, a "Required Obligation" shall mean an obligation of Owner which is expressly provided for in this lease and which, if not being performed, (a) actually, materially and adversely interferes with (i) Tenant's conduct of its business within the demised premises, provided such business is expressly permitted by this lease, (ii) the performance or completion of Tenant's Work, (iii) access to, or visibility of, the demised premises, or (iv) Tenant's actual attempts to assign this lease or sublet the entire demised premises (but only if pursuant to the applicable provisions of Article 61 above, Landlord's consent is not required for the proposed assignment or subletting in question or Landlord has agreed that its consent thereto shall not be unreasonably withheld, delayed or conditioned), (b) has created an emergency condition, which, for the purposes of this Article, shall be deemed to mean an immediate threat of personal injury, loss of life or property damage. If Landlord fails to perform a Required Obligation and is not diligently and in good faith attempting to comply with the Required Obligation in question, then provided that Tenant shall be the Tenant named herein or a Related Entity, and shall not be in default in its obligation to pay Fixed Rental or any item of Additional Rent and shall not be in default (after the giving of any required notice and the expiration of any applicable cure period) under any other term, covenant or condition in this lease on Tenant's part to observe, perform or comply with, Tenant, at Tenant's election (but without any obligation so to do), may perform any of such Required Obligations (at Tenant's sole risk) for the account of Landlord; provided, however, that Tenant shall not exercise its rights under this Section 66.01 unless Landlord shall have failed to perform any of such Required Obligations within five (5) business days after Tenant shall have given notice to Landlord and the holders of all superior mortgages and the lessors of all superior leases whose names and addresses have been furnished to Tenant, of the need for Landlord to perform the same, or in the case of a Required Obligation that cannot with due diligence be completed or performed within a period of five (5) business days, if Landlord, within such five (5) business day period, shall not have committed in writing to Tenant to perform same, or shall not have instituted steps to commence such completion or performance within ten (10) days after receiving such notice from Tenant, or shall thereafter not diligently prosecute the same until completion. (For the purposes of clarification, giving such notice to said holders and lessors shall not give such holders or lessors any additional time to cure Landlord's default in performing a Required Obligation.) Notwithstanding anything contained in
Article 27 above to the contrary, such notices to Landlord that are to be given after the Building (other than the demised premises) are open for business, shall be given to Landlord at the Building, as such address may be changed by notice to Tenant given pursuant to said Article 27. In addition, in the case of an emergency condition, the five (5) business day period shall be reduced to a period that is reasonable under the circumstances, the notice to Landlord may be an oral notice (followed immediately by a written notice to the appropriate address by telecopier and by overnight courier), and the ten (10) day period shall be similarly reduced.

        66.02 Landlord shall pay to Tenant the cost (the "Self-Help Reimbursement Cost"), to the extent reasonably incurred by Tenant, of performing such Required Obligations for the account of Landlord pursuant to Section 66.01 above, within thirty (30) days after Landlord receives Tenant's demand therefor, which demand (the "Self-Help Reimbursement Notice") shall describe, in reasonable detail, the items which comprise the Self-Help Reimbursement Cost, and shall be accompanied by receipted bills, invoices and such other information or documents reasonably required by Landlord to verify the Self-Help Reimbursement Cost. If Landlord fails to pay the Self-Help Reimbursement Cost within said thirty (30) day period, then the next succeeding monthly installments of Fixed Rental payable under this lease shall be reduced by the then outstanding balance of the Self-Help Reimbursement Cost, plus interest thereon at the fluctuating annual rate described in subsection 52.02(b)(ii) (but not to an amount which is less than one ($1.00) dollar per month) until such time as, and to the extent that, the amount of Fixed Rental that would have been payable under this lease (but for such reduction) equals the Self-Help Reimbursement Cost.

        66.03 If Tenant performs any Required Obligations in accordance with, and subject to, the provisions of this Article, then each and every Self-Help Reimbursement Notice shall be conclusive and binding upon Landlord, unless within thirty (30) days after the later of (a) the date on which Landlord receives the Self-Help Reimbursement Notice, and (b) the date on which Landlord receives the bills, invoices, receipts and other information or documentation reasonably required by Landlord as hereinafter provided, Landlord shall notify Tenant that Landlord disputes the correctness thereof, specifying (to the extent known to Landlord) the particular respects in which such Self-Help Reimbursement Notice is incorrect. If Landlord and Tenant fail to settle such dispute within ninety (90) days after Landlord so notifies Tenant, such dispute shall be determined by arbitration pursuant to Article 68 hereof. Pending the settlement of such dispute by agreement between Landlord and Tenant or by arbitration as aforesaid, Landlord shall not be obligated to pay to Tenant fifty (50%) percent any portion of the Self-Help Reimbursement Cost that Landlord has reasonably and in good faith disputed, and Tenant shall not be entitled to reduce the Fixed Rental with respect thereto. If as a result of such arbitration it is determined that the portion of the Self-Help Reimbursement Cost paid by Landlord (or being paid by Landlord in the form of a Fixed Rental credit) is less than the amount owed by Landlord, then the underpayment (plus accrued interest thereon at the rate set forth in subsection 52.02(b)(ii)) shall, at Landlord's option, be paid to Tenant within thirty (30) days after the arbitration decision is rendered and received by Landlord, or be added to the Fixed Rental credit. If as a result of such arbitration it is determined that the portion of the Self-Help Reimbursement Cost paid by Landlord (or being paid by Landlord in the form of a Fixed Rental credit) is more than the amount owed by Landlord, then the overpayment to the extent paid by Landlord (plus the interest thereon at the rate set forth in said subsection 52.02(b)(ii)) shall be refunded by Tenant to Landlord within thirty (30) days after the arbitration decision is rendered and received by Tenant. To the extent such overpayment has not yet been paid by Landlord, the Fixed Rental credit shall be reduced by such overpayment, plus all interest that accrued on such overpayment. Tenant shall grant to Landlord reasonable access to Tenant's books and records for the purpose of verifying the Self-Help Reimbursement Cost and the information contained in the Self-Help Reimbursement Notice and shall, within thirty (30) business days after Landlord's request therefor, submit to Landlord bills, invoices, receipts and any other information or documentation reasonably required by Landlord to verify the Self-

Help Reimbursement Cost and the information contained in the Self-Help Reimbursement Notice.

67.     HAZARDOUS MATERIALS:

        67.01 Tenant shall not cause or permit "Hazardous Materials" (as defined below) to be used, transported, stored, released, handled, produced or installed in, on or from, the demised premises or the Building, except to the extent necessary to use the demised premises for the purposes expressly permitted under this lease, and only in compliance with applicable Legal Insurance Requirement. The term "Hazardous Materials" shall, for the purposes hereof, mean any flammable explosives, radioactive materials, hazardous wastes, hazardous and toxic substances, or related materials, asbestos or any material containing asbestos or any other substance or material, as defined by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a breach of the provisions of this Article 67, Landlord shall, in addition to all of its rights and remedies under this lease and pursuant to law, require Tenant to remove any such Hazardous Materials from the demised premises in the manner prescribed for such removal by the applicable law, ordinance, rule or regulation. The provisions of this Article 67 shall survive the termination of this lease.

        67.02 Landlord certifies that there are no Hazardous Materials in the demised premises and agrees that if the demised premises contains any Hazardous Materials (not brought to the demised premises by Tenant or any of its agents, employees, contractors or other persons or entities claiming by, through or under Tenant) which are not in compliance with applicable statutes, laws or regulations, Landlord shall, at Landlord's sole cost and expense, promptly eliminate said Hazardous Materials and restore the demised premises. To the extent that Tenant shall not be able to safely use and occupy the demised premises during the elimination of such Hazardous Materials by Landlord, rent and all other charges shall abate until the Hazardous Materials are eliminated and the demised premises is restored.

        67.03 Landlord shall not cause or permit Hazardous Materials to be used, transported, stored, released, handled, produced or installed in, on or from the balance of the Building, except to the extent necessary to operate the balance of the Building, and only in compliance with Legal and Insurance Requirements.

68.     ARBITRATION:

        68.01 Either party may request arbitration of any matter in dispute with respect to which arbitration is expressly provided in this lease as the appropriate remedy. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the City and County of New York for the appointment of a single arbitrator.

        68.02 The arbitration shall be conducted in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto) in the City and County of New York and, subject to the terms of the immediately succeeding sentence, judgment on the award rendered by the arbitrator may entered in any court having jurisdiction thereof. In rendering such decision and award, the arbitrator shall not add to, subtract from, or otherwise modify the provisions of this lease.

        68.03 If, for any reason whatsoever, a written decision and award of the arbitrator shall not be rendered within sixty (60) days after the appointment of such arbitrator, then, at any time thereafter before such decision and award shall have been rendered, either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding, or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this lease.

        68.04 All the expenses of the arbitration shall be borne by the parties equally.

69.     CONDOMINIUM:

        69.01 Landlord hereby represents to Tenant, and Tenant acknowledges, that Landlord is contemplating the conversion of the Building to the condominium form of ownership and that such form of ownership may be effective, if at all, before, on or after the Commencement Date, the effective date of such conversion being herein referred to as the "Conversion Effective Date."

        69.02 Tenant further acknowledges that in connection with such conversion, Landlord may require an amendment to this lease which, inter alia, reflects the fact that the demised premises will become a condominium unit, and accordingly, will be assessed and billed for real estate tax and other purposes separately from the balance of the Building; the balance of the Building may be owned by one (1) or more persons or entities other than Landlord; and that from and after the Conversion Effective Date this lease and all of Tenant's rights and remedies hereunder shall be subject and subordinate in all respects to the Condominium Documents (as hereinafter defined) and Tenant, and all persons and entities claiming by, through or under Tenant, shall be bound in all respects by the Condominium Documents, except to the extent that the Condominium Documents increase any of Tenant's obligations under this lease, or reduce any of Tenant's rights or remedies under this lease, and provided such Condominium Documents have been approved by Tenant, which approval Tenant covenants and agrees shall not be unreasonably withheld, conditioned or delayed. For the purpose of this lease, "Condominium Documents" shall mean the declaration, by-laws and rules and regulations, as same may be from time to time amended or modified, of the Condominium. Tenant agrees to cooperate in good faith with Landlord in connection with such conversion, and promtply to execute, acknowledge and deliver an amendment to this lease which contains said provisions and such other provisions that Landlord reasonably deems necessary in connection with such conversion, and such other documents, instruments and agreements that Landlord may reasonably request in connection with such conversion, provided that such amendment and such other documents, instruments and agreements are in all respects reasonably satisfactory, in form and substance, to Tenant. Landlord shall reimburse Tenant for the reasonable attorneys' fees and disbursements actually paid to Tenant's outside counsel for reviewing the Condominium Documents and for reviewing and negotiating such lease amendment and other documents, instruments and agreements, up to $10,000.00, in the aggregate, if the first drafts of substantially all of such Condominium Documents or lease amendment and other documents, instruments and agreements are delivered (in good faith) to Tenant for its review within the one (1) year period commencing on the date of this lease, and $15,000.00, in the aggregate, if the first of any of such documents are delivered after such one
(1) year period, Tenant hereby agreeing that all attorney's fees and disbursements incurred by Tenant in connection with the negotiation, drafting or execution of this lease, or any other contemporaneous agreements related to this lease, or Tenant's use of any portion of the Building, shall not be so reimbursed. Landlord shall pay such fees and disbursements within thirty (30) days after it receives a demand therefor, accompanied by an invoice and detailed billing report.

70.     CONFIDENTIALITY; MEMORANDUM:

        70.01 Without the prior written consent of Landlord or Tenant, as the case may be, in each instance, neither the other party nor any of its officers, shareholders, directors, employees or representatives (including, without limitation, its attorneys and accountants), shall disclose, divulge, communicate or otherwise reveal to any person, the business provisions (including the rental and other financial provisions) of this lease or any other document or agreement executed or delivered in connection with this lease, except and only to the extent, the other party becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose such provisions, in which event the party being compelled shall provide the other party with prompt prior written notice of such requirement so that the other party may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Section. In the event that such protective order or other remedy is not obtained, the party being so compelled shall furnish only such provisions of this lease which such party is advised (by written opinion of counsel) is legally required to be so disclosed, divulged, communicated, or otherwise revealed. The term "person" as used in this Section will be interpreted broadly to include, without limitation, any individual, corporation, company, partnership or other business entity, or any governmental or quasi-governmental authority. The provisions of this Section shall not apply to the disclosure, divulgence, communication or other revelation to either party's attorneys, accountants or other professional consultants or advisors, to a prospective or existing holder of a superior mortgage or lessor under a superior lease, a prospective purchaser or assignee of Landlord's or Tenant's interest in the Building or this Lease, or a prospective subtenant of the Demised Premises or to the extent required by securities laws or compliance provisions of other Legal and Insurance Requirements. Except for disclosures required by such securities laws or compliance provisions of other Legal and Insurance Requirements, Landlord and Tenant agree to use their respective best efforts to obtain assurances from the persons to whom Landlord or Tenant, as the case may be, is required or permitted to disclose, divulge, communicate or otherwise reveal such information to keep such information confidential in accordance with this Section 70.01.

        70.02 Neither Landlord nor Tenant shall be permitted to record this lease. At the request of either Landlord or Tenant, the other party shall promptly execute, acknowledge and deliver a memorandum with respect to this lease containing the minimum information, and in form necessary, for recording. Such memorandum shall not under any circumstances be deemed to change or otherwise affect any of the obligations or provisions of this lease. The party requesting such memorandum shall pay all filing and recording fees in connection therewith, and for the preparation thereof.

71.     ADDENDUM TO ARTICLE 20:

        71.01 Notwithstanding anything contained in Article 20 of this lease which may be deemed to the contrary, Landlord and Tenant hereby acknowledge the existence of the letter agreement referred to in Article 9 above with respect to a portion of the subcellar of the Building.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this lease as of the date first above written.

                                    LANDLORD:

                                            THE SOHO HOTEL COMPANY, L.P.
                                            By: Hotel Corporation of America,
                                                 the General Partner

                                            By:  /s/ Peter J. Sonnabend
                                                 _________________________
                                                 Peter J. Sonnabend,
                                                 Vice-President


                                     TENANT:

                                            GRACE HOLMES, INC.


                                            By:  /s/ Robert Bernard  1/23/96
                                                 _________________________
                                                 Name:
                                                 Title:

COMMONWEALTH OF MASSACHUSETTS       )
                                    )ss.:
COUNTY OF SUFFOLK                   )


        On this 25th day of January, 1996, before me personally came Peter J. Sonnabend, to me known, who, being by me duly sworn, did depose and say that he resides in Weston, Massachusetts; that he is a Vice-President of Hotel Corporation of America, the corporation which is the general partner of THE SOHO HOTEL COMPANY, L.P., the firm described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                            /s/ Lauren Coleman
                                            --------------------------------
                                                    Notary Public
                                             My commission expires 7/6/01


STATE OF NEW YORK     )
                      )ss.:
COUNTY OF NEW YORK    )


        On this 23 day of January, 1996, before me personally came Robert C. Bernard, to me known, who, being by me duly sworn, did depose and say that he resides in Grenwich, Connecticut; that he is the President of GRACE HOLMES, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                            /s/ Catherine Arena
                                            --------------------------------
                                                    Notary Public

===============================================================================


                                    EXHIBIT A


                                   FLOOR PLAN


===============================================================================


                              (follows immediately)

                       {Mechanical Drawing--Ground Level}

                       {Mechanical Drawing--Cellar Level}

===============================================================================


                                    EXHIBIT B


                              INTENTIONALLY OMITTED


===============================================================================

===============================================================================


                                    EXHIBIT C


                            SPECIAL PERMIT RESOLUTION


===============================================================================


                              (follows immediately)

===============================================================================


                                    EXHIBIT D


                            DECLARATION, AS MODIFIED


===============================================================================


                              (follows immediately)

================================================================================


                                    EXHIBIT E


                                      SIGN


===============================================================================


                              (follows immediately)

===============================================================================


                                    EXHIBIT F


                                 LANDLORD'S WORK


===============================================================================

A. Landlord shall, at its expense, furnish and install the following on or before the dates set forth below:

        Phase I - on or before April 11, 1996 (the "Phase I Landlord's Work"):

1. The preparation of two (2) drawings per floor with demised premises keyed to partition drawing and coordination drawing indicating required core building system access.

2.      Vanilla box enclosure for demised premises consisting of:

        a. completed 2 hour fire-rated walls with taped sheet rock and cinder block or masonry;

        b. 2-hour fire-rated taped sheet rock ceilings;

        c. smooth, level concrete floors, but not to close the stairwell opening between the ground floor and cellar portions of the demised premises; and

        d. fire-rated doors at demising walls.

3. Stub-ups for restroom including water, waste and vent lines located in the rear quadrant of the cellar level.

4. Sprinkler loop in the demised premises with connection to Building standpipe system.

5.      Smoke exhaust system.

6. Owner to determine and notify Tenant of location for electric, gas and water meters.

7.      Storefront.

8. All pipes, ducts, cables, conduits and equipment (collectively, the "Base Building Equipment") that will service portions of the Building outside the demised premises, but which are to be installed in or through the demised premises as part of the base building work.

Phase II - on or before July 11, 1996:

9. Completion of standpipe system necessary to operate Tenant's sprinkler system in the demised premises.

10. Completed core fire egress for cellar and subcellar. This includes fire egress for other space in the floor through demised premises fire egress and demised premises through fire egress for other space on the floor. Landlord's Work only pertains to that portion of fire egress outside of the demised premises.

11. Building freight elevator (As Tenant's sole remedy, Landlord agrees to reimburse Tenant for Tenant's actual, direct out-of-pocket cost of hauling goods to Tenant's storage area if the Building freight elevator is not operational within one (1) month prior to the date on which Tenant opens the demised premises for the regular conduct of its business to the public or September 1, 1996, whichever is later, until the freight elevator is operational).

12. Connection of Tenant's Class J system equipment to the Building's Class J system panel, but only if Tenant has, at Tenant's sole cost and expense, brought the wires from its equipment to such panel. If Tenant has not done so by such July 11, 1996 date, then Landlord shall make such connection promptly after Tenant does so.

13. The work that is expressly set forth in the Second Modification of Declaration referred to in Section 44.04 of this lease as being necessary to obtain a temporary certificate of occupancy for the retail portion of the Building, without any representation or warranty by Landlord as to whether a temporary certificate of occupancy will be issued to permit the retail use of the demised premises after such work, all other Landlord's Work and Tenant's Work is substantially completed.

        To the extent the location of any item of Landlord's Work (including the Base Building Equipment) is not specified above, same shall be in a location reasonably determined by Landlord and Tenant. In addition, unless otherwise expressly specified in this lease, all Landlord's Work shall be of equipment and materials that Landlord shall have reasonably determined to be Building Standard, provided such work and materials are otherwise first-class for the work in question.

Phase III - on or before September 15, 1996:

1. Installation in the portions of the cellar and subcellar of the Building not demised to Tenant under this lease or covered by the letter agreement referred to in Articles 9 and 71 above, of sprinklers for full protection and fire rated ceilings.

B.      TENANT DELAYS

        The dates set forth in the Lease (including this Exhibit F) for the completion or substantial completion of the Landlord's Work are subject to extension by the number of days Landlord is delayed in substantially completing same by Tenant or any person or entity claiming by, through or under Tenant (including, without limitation, Tenant's employees, agents and contractors) or for any of the reasons described in Article 26 above, subject to the ninety (90) day limitation set forth in subsections 49.01(b) and (c) with respect to said Article 26, and the provisions of subsection 49.01(g) with respect to said Article 26.